VONTOBEL FUNDS, INC.


                            VONTOBEL U.S. VALUE FUND
                       VONTOBEL INTERNATIONAL EQUITY FUND
                      VONTOBEL EMERGING MARKETS EQUITY FUND
                      VONTOBEL EASTERN EUROPEAN EQUITY FUND
                        VONTOBEL INTERNATIONAL BOND FUND
                       VONTOBEL EASTERN EUROPEAN DEBT FUND


STATEMENT OF ADDITIONAL INFORMATION DATED August 18, 1997



      Vontobel Funds, Inc. (the "Company") is an open-end management investment company commonly known as a "mutual fund." This Statement of Additional Information is not a prospectus but supplements the information contained in the current Prospectus of the Vontobel U.S. Value Fund, Vontobel International Equity Fund (formerly named Vontobel EuroPacific Fund), Vontobel Emerging Markets Equity Fund, Vontobel Eastern European Equity Fund, Vontobel International Bond Fund and Vontobel Eastern European Debt Fund (each, a "Fund"), dated August 18, 1997. It should be read in conjunction with the Prospectus, and has been designed to provide you with further information which is not contained in the Prospectus. The Prospectus of the Funds may be obtained at no charge upon request to the Company. Please retain this Statement of Additional Information for future reference.


      THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS STATEMENT OF ADDITIONAL INFORMATION. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



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                                TABLE OF CONTENTS
                                                                            PAGE

      Vontobel Funds, Inc..................................................  1
      Investment Policies..................................................  1
      Additional Investments and Investment Techniques..................... 10
            Strategic Transactions......................................... 10
            Options........................................................ 10
            Futures........................................................ 16
            Currency Transactions.......................................... 18
            Combined Transactions.......................................... 20
            Eurocurrency Instruments....................................... 21
            Use of Segregated and Other Special Accounts................... 21
            U.S. Government Securities..................................... 23
            Repurchase Agreements.......................................... 23
            Reverse Repurchase Agreements.................................. 25
      Special Investment Considerations of the Funds....................... 26
      Investment Restrictions.............................................. 28
      Taxes................................................................ 34
      Dividends and Distributions.......................................... 41
      Portfolio Transactions............................................... 41
      Valuation and Calculation of Net Asset Value......................... 43
      Directors and Officers............................................... 47
      Investment Advisor................................................... 50
      Transfer Agent....................................................... 51
      Administrator........................................................ 52
      Eligible Benefit Plans............................................... 52
      Distribution......................................................... 52
      Fund Expenses........................................................ 53
      Special Shareholder Services......................................... 53
      General Information and History...................................... 55
      Performance.......................................................... 57
      Financial Statements................................................. 62
      Appendix - Bond Ratings.............................................. 63



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                              VONTOBEL FUNDS, INC.


      The Funds are series of Vontobel Funds, Inc. (the "Company"), a Maryland corporation which is an open-end, management investment company, commonly known as a "mutual fund." Each of the Funds is a no-load series of the Company. The Vontobel International Equity Fund ("International Equity Fund") (formerly named, Vontobel EuroPacific Fund), Vontobel Emerging Markets Equity Fund ("Emerging Markets Fund") and Vontobel Eastern European Equity Fund ("E. European Equity Fund") are diversified series, and the Vontobel U.S. Value Fund ("Value Fund"), Vontobel International Bond Fund ("Bond Fund") and Vontobel Eastern European Debt Fund ("E. European Debt Fund") are non-diversified series. A diversified series has investment restrictions that require that, with respect to 75% of its total assets, the series may invest no more than 5% of its total assets in the securities of a single issuer, with certain exceptions, as described in the "Investment Restrictions" section of the Prospectus. Each of the International Equity Fund, Emerging Markets Fund, E. European Equity Fund, Bond Fund and E. European Debt Fund (each, an "International Fund") may or does invest a large percentage of its assets in foreign securities, as described in the Prospectus and below.

      There is some market risk inherent in any investment, due in part to changes in general economic and market conditions. The investment policies of each Fund, however, are intended to provide the flexibility to take advantage of opportunities while accepting only what Vontobel USA Inc. (the "Advisor") believes to be reasonable risks. Changes in holdings of portfolio securities are made on the basis of investment considerations, and it is against the policy of management to make changes for trading purposes. The Funds cannot guarantee a gain or eliminate the risk of loss. Each Fund's net asset value per share will increase or decrease with changes in the market price of the Fund's investments. Each Fund's investments will be subject to the risks which are inherent in all investments, and although the Advisor will seek to attain the Fund's stated investment objective, there can be no assurance that the investment objective will be achieved.

                               Investment Policies

Vontobel U.S. Value Fund

      Under normal circumstances, the Value Fund will have at least 65% of its assets invested in common stocks or securities convertible into common stocks. The Fund may also acquire fixed income investments where these fixed income securities are convertible into equity securities (and which may therefore reflect appreciation in the underlying equity security), and

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where  anticipated  interest rate movements,  or factors affecting the degree of risk inherent in a fixed income security are expected to change significantly so as to produce appreciation in the security consistent with the Fund's objective. The fixed income securities in which the Fund may invest will be rated at the time of purchase Baa or higher by Moody's Investors Service, Inc. ("Moody's"), or BBB or higher by Standard and Poor's Ratings Group ("S&P"), or if they are foreign securities which are not subject to standard credit ratings the fixed income securities will be "investment grade" issues (in the judgement of the Advisor) based on available information. Securities rated as BBB are regarded as having adequate capacity to pay interest and repay principal.

      The Fund will select its non-equity investments from among securities and obligations of all kinds including preferred stocks, warrants, rights, bonds (of any class or rating), repurchase agreements, money market investments (such as U.S. Government securities (see "Additional Investments and Investment Techniques - U.S. Government Securities") issued by the U.S. Treasury, agencies or other instrumentalities) and other evidences of indebtedness.

      The Fund will enter into only repurchase agreements involving U.S. Government securities in which it may otherwise invest. See "Additional Investments and Investment Techniques -
Repurchase Agreements" and "- U.S. Government Securities" below.

      The Fund may lend its portfolio securities.

Vontobel International Equity Fund

      Under normal circumstances, the International Equity Fund will have at least 65% of its assets invested in a portfolio of common stocks or securities convertible into common stocks of issuers principally from European and Pacific Basin countries. The Fund will normally be invested in not less than three countries. However, when the Advisor believes that investments should be deployed in a temporary defensive posture because of economic or market conditions, the Fund may invest up to 100% of its assets in U.S. Government securities (such as bills, notes, or bonds of the U.S. Government and its agencies) or other forms of indebtedness such as bonds, certificates of deposit or repurchase agreements.

      The Fund may also acquire fixed income investments where these fixed income securities are convertible into equity securities (and which may therefore reflect appreciation in the underlying equity security), and where anticipated interest rate movements, or factors affecting the degree of risk inherent in a fixed income security are expected to change significantly so as to produce appreciation in the security consistent with the

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Fund's objective.  The fixed income securities in which the Fund may invest will be rated at the time of purchase Baa or higher by Moody's or BBB or higher by S&P, or if they are foreign securities which are not subject to standard credit ratings the fixed income securities will be "investment grade" issues (in the judgement of the Advisor) based on available information. Securities rated as BBB are regarded as having adequate capacity to pay interest and repay principal.

      The Fund will select its non-equity investments from among securities and obligations of all kinds including preferred stocks, warrant rights, bonds (of any class or rating), repurchase agreements, money market investments (such as U.S. Government securities (see "Additional Investments and Investment Techniques - U.S. Government Securities") issued by the U.S. Treasury, agencies or other instrumentalities) and other evidences of indebtedness.

      The Fund will enter into only repurchase agreements involving U.S. Government securities in which it may otherwise invest. See "Additional Investments and Investment Techniques -
Repurchase Agreements"  and "- U.S. Government Securities" below.

      The Fund is designed to take advantage of the opportunities provided by the ability to invest overseas, and therefore may be subject to some of the special risks described below.

      As noted in the Prospectus, the Fund has the right to invest in securities which may be considered to be "thinly traded" if they are deemed to offer the potential for appreciation, but it does not presently intend to invest more than 5% of its assets in such securities. The trading volume of such securities is generally lower and their prices may be more volatile as a result, and such securities are less likely to be exchange-listed securities. The Fund may also invest, subject to certain restrictions described below, in options (puts and calls) and, to a limited extent, in restricted securities.

      The Fund may invest in the shares of closed-end investment companies which acquire equity securities of countries in which the Fund may invest. By investing in shares of such investment companies, the Fund would indirectly pay a portion of the operating expenses, management expenses, and brokerage costs of such an investment company as well as the expenses of the Fund. The Advisor will recommend such investments when it believes that this would allow the Fund to achieve a greater diversification at an economically more advantageous price than through the acquisition of individual securities, or when such company is able to achieve an investment in a country which the Fund cannot acquire for legal or economic reasons.


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      The Fund may utilize American  Depositary  Receipts  ("ADRs") and European
Depositary Receipts ("EDRs"). Generally, ADRs are dollar denominated securities issued in registered form and designed for use in the United States securities markets. They represent and may be converted into the underlying foreign security. EDRs, in bearer form, are similarly designed for use in the European securities markets. For purposes of determining the country of origin, ADRs and closed-end investment companies will not be deemed to be domestic securities.

      The Fund may lend its portfolio securities.

Hedging with Forward Foreign Currency Contracts, Futures and
Options on Futures

      The Fund's investment objective (as described in the Prospectus) contemplates investment in securities of issuers domiciled or operating outside of the United States. Such foreign investments may require the Fund temporarily to hold funds in foreign currencies prior to, during or following the completion of investment programs. In such circumstances the value of the Fund's assets, as measured in United States dollars, may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.

      The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange market or, when deemed necessary to "hedge" the Fund's anticipated cash movements, through entering into forward foreign currency exchange contracts to purchase or sell foreign currencies, futures or options on futures. See "Additional Investments and Investment Techniques" below.

Covered Call and Put Options

      The Fund may write (sell) "covered" call options and purchase put options, and purchase call and write put options to close out options previously written by it. The Fund may purchase put options in the following two circumstances when: (1) it holds a position in the security (that is, the put is covered), or
(2) a put option on a market index when, in the opinion of the Advisor, such index is representative of the securities held in the portfolio, therefore, the index will move in the same direction as the securities held in the portfolio. The purpose of writing covered call options and purchasing put options will be to reduce the effect of price fluctuations of selected securities owned by it on the net asset value per share. The hedging activities on portfolio securities using options are separate and different from the foreign currency hedging transactions (see above) entered into by the Fund. Although additional revenues may be generated through the use of covered

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call options, the Advisor does not consider the additional revenues which may be generated as the primary reason for writing covered call options, which is undertaken to hedge the investments in a particular security. Similarly, foreign currency hedging is intended to hedge currency movements, not to speculate on currency gains or generate commission income. There is no assurance that the Fund's portfolio will be hedged, or that the hedge will be complete or in exact correlation with market movement. In order to hedge its investment the Fund will generally give up opportunities to gain from market movement.

      The Fund will write only covered call options and purchase put options. It will write covered call options and purchase put options in standard contracts which are quoted on national securities exchanges or similar instruments in comparable markets in the countries in which it invests and holds its portfolio securities. See "Additional Investments and Investment Techniques" below.

Vontobel Emerging Markets Equity Fund

      Under normal circumstances, the Emerging Markets Fund will have at least 65% of its total assets invested in common stocks, or securities convertible into common stocks, of issuers in developing countries around the globe. The Fund may also acquire fixed income investments where these fixed income securities are convertible into equity securities (and which may therefore reflect appreciation in the underlying equity security), and where anticipated interest rate movements, or factors affecting the degree of risk inherent in a fixed income security are expected to change significantly so as to produce appreciation in the security consistent with the Fund's objective. The fixed income securities in which the Fund may invest will be rated at the time of purchase Baa or higher by Moody's, or BBB or higher by S&P, or if they are foreign securities which are not subject to standard credit ratings the fixed income securities will be "investment grade" issues (in the judgement of the Advisor) based on available information. Securities rated as BBB are regarded as having adequate capacity to pay interest and repay principal.

      The Fund will select its non-equity investments from among securities and obligations of all kinds including preferred stocks, warrants, rights, bonds (of any class or rating), repurchase agreements, money market investments (such as U.S. Government securities (see "Additional Investments and Investment Techniques - U.S. Government Securities") issued by the U.S. Treasury, agencies or other instrumentalities) and other evidences of indebtedness.

      The Fund will enter into only repurchase agreements involving U.S. Government securities in which it may otherwise

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invest.  See "Additional Investments and Investment Techniques -
Repurchase Agreements" and "- U.S. Government Securities" below.

      The Fund may lend its portfolio securities.

Vontobel Eastern European Equity Fund

      Under normal circumstances the E. European Equity Fund will have at least 65% of its assets invested in a portfolio of common stocks or securities convertible into common stocks of issuers from not less than three countries. However, when the Advisor believes that investments should be deployed in a temporary defensive posture because of economic or market conditions, the Fund may invest up to 100% of its assets in U.S. Government securities (such as bills, notes, or bonds of the U.S. Government and its agencies) or other forms of indebtedness such as bonds, certificates of deposit or repurchase agreements.

      The Fund may also acquire fixed income investments where these fixed income securities are convertible into equity securities (and which may therefore reflect appreciation in the underlying equity security), and where anticipated interest rate movements, or factors affecting the degree of risk inherent in a fixed income security are expected to change significantly so as to produce appreciation in the security consistent with the Fund's objective. The fixed income securities in which the Fund may invest will be rated at the time of purchase Baa or higher by Moody's, or BBB or higher by S&P, or if they are foreign securities which are not subject to standard credit ratings the fixed income securities will be "investment grade" issues (in the judgement of the Advisor) based on available information. Securities rated as BBB are regarded as having adequate capacity to pay interest and repay principal.

      The Fund will select its non-equity investments from among securities and obligations of all kinds including preferred stocks, warrant rights, bonds (of any class or rating), repurchase agreements, money market investments (such as U.S. Government securities (see "Additional Investments and Investment Techniques - U.S. Government Securities") issued by the U.S. Treasury, agencies or other instrumentalities) and other evidences of indebtedness.

      The Fund may enter into repurchase agreements (which enables it to employ its assets pending investment) during very short periods of time. Ordinarily these agreements permit the Fund to maintain liquidity and earn higher rates of return than would normally be available from other short-term money market instruments. The Fund will enter into only repurchase agreements involving U.S. Government securities in which it may otherwise invest. See "Additional Investments and Investment Techniques Repurchase Agreements" and "- U.S. Government Securities" below.

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      The Fund is designed to take  advantage of the  opportunities  provided by the ability to invest overseas, and therefore may be subject to some of the special risks described below.

      As noted in the Prospectus, the Fund has the right to invest in securities which may be considered to be "thinly traded" if they are deemed to offer the potential for appreciation, but it does not presently intend to invest more than 15% of its assets in such securities. The trading volume of such securities is generally lower and their prices may be more volatile as a result, and such securities are less likely to be exchange-listed securities. The Fund may also invest, subject to certain restrictions described below, in options (puts and calls) and, to a limited extent, in restricted securities.

      The Fund may invest in the shares of closed-end investment companies which acquire equity securities of Eastern/Central European countries in which the Fund may invest. By investing in shares of such investment companies, the Fund would indirectly pay a portion of the operating expenses, management expenses, and brokerage costs of such an investment company as well as the expenses of the Fund. The Advisor will recommend such investments when it believes that this would allow the Fund to achieve a greater diversification at an economically more advantageous price than through the acquisition of individual securities, or when such company is able to achieve an investment in a country which the Fund cannot acquire for legal or economic reasons.

      The Fund may utilize ADRs, EDRs and Global Depositary Receipts ("GDRs"). Generally, ADRs are dollar denominated securities issued in registered form and designed for use in the United States securities markets. They represent and may be converted into the underlying foreign security. EDRs and GDRs, in bearer form, are similarly designed for use in the European securities markets. For purposes of determining the country of origin, ADRs and closed-end investment companies will not be deemed to be domestic securities.

      It is the Fund's policy not to lend its portfolio securities at the present time, although it is not restricted from so doing.

Hedging with Forward Foreign Currency Contracts, Futures and
Options or Futures

      The Fund's investment objective (as described in the Prospectus) contemplates investment in securities of issuers domiciled or operating outside the United States. Such foreign investments may require the Fund to temporarily hold funds in foreign currencies prior to, during or following the completion of investment programs. In such circumstances the value of the Fund's assets, as measured in United States dollars, may be

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affected  favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.

      The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange market or, when deemed necessary to "hedge" the Fund's anticipated cash movements, through entering into forward contracts to purchase or sell foreign currencies, currency futures or options on currency futures. See "Additional Investments and Investment Techniques" below.


Vontobel International Bond Fund

      The Bond Fund offers investors a convenient way to invest in a managed portfolio of foreign currency denominated debt securities. It seeks to achieve its objective of total return primarily by investing in a managed portfolio of high-grade bonds denominated in foreign currencies. It will seek protection and possible enhancement of principal value by actively managing currency, bond market and maturity exposure and by security selection.

      To achieve its objective, the Fund will primarily invest in international bonds that are denominated in foreign currencies, including bonds denominated in the European Currency Unit ("ECU"). International bonds are defined as bonds issued in countries other than the United States. The Fund's investments may include debt securities issued or guaranteed by a foreign national government, its agencies, instrumentalities or political subdivisions, debt securities issued or guaranteed by supranational organizations, corporate debt securities, bank or holding company debt securities and other debt securities including those convertible into common stock.

      Because of the Fund's investment considerations discussed above and its investment policies, investments in the Fund are not intended to provide a complete investment program for an investor.

      Debt Securities. The Fund may purchase "investment-grade" bonds, which are those rated Baa or higher by Moody's or BBB or higher by S&P, or unrated securities which the Advisor believes are of comparable quality. Bonds rated Baa or BBB may have speculative elements as well as investment-grade characteristics. The Fund reserves the right, however, to invest its assets in lower rated securities (including unrated securities which the Advisor believes to be of such lower quality). (See the Appendix for Bond Ratings). The Fund will invest no more than 5% of its assets in securities rated below investment grade (i.e., below BBB by S&P or Baa by Moody's) or which are unrated but are of

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comparable quality as determined by the Advisor.  (See "Special
Risk Considerations" in the Fund's Prospectus.) The Fund may invest in debt securities which are rated as low as C by Moody's or D by S&P. Such securities may be in default with respect to payment of principal or interest.

Vontobel Eastern European Debt Fund

      The E. European Debt Fund offers investors a convenient way to invest in a managed portfolio of foreign currency denominated debt securities of issuers in Eastern Europe, as described below. It seeks to achieve its objective of total return primarily by investing in a managed portfolio of bonds of issuers in Eastern Europe. It will seek protection and possible enhancement of principal value by actively managing currency, bond market and maturity exposure and by security selection.

      To achieve its objective, the Fund will primarily invest in bonds of issuers in Eastern Europe that are denominated in foreign currencies, including bonds denominated in the ECU. The Fund's investments may include debt securities issued or guaranteed by a foreign national government, its agencies, instrumentalities or political subdivisions, debt securities issued or guaranteed by supranational organizations, corporate debt securities, bank or holding company debt securities and other debt securities including those convertible into common stock.

      Because of the Fund's investment considerations discussed above and its investment policies, investments in the Fund are not intended to provide a complete investment program for an investor.

      Debt Securities. The Fund may purchase "investment-grade" bonds, which are those rated Baa or higher by Moody's or BBB or higher by S&P, or unrated securities which the Advisor believes are of comparable quality. The Fund reserves the right, however, to invest its assets in lower rated securities (including unrated securities which the Advisor believes to be of such lower quality). (See the Appendix for Bond Ratings). The Fund will invest no more than 5% of its assets in securities rated below investment grade (i.e., below BBB by S&P or Baa by Moody's) or which are unrated but are of comparable quality as determined by the Advisor. (See "Special Risk Considerations" in the Fund's Prospectus.) Bonds rated Baa or BBB may have speculative elements as well as investment-grade characteristics. The Fund may invest in debt securities which are rated as low as C by Moody's or D by S&P. Such securities may be in default with respect to payment of principal or interest.


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               Additional Investments and Investment Techniques

      Strategic Transactions. Each of the Funds may, but is not required to, utilize various other investment strategies described below to hedge various market risks (such as interest rates, currency exchange rates, and broad specific equity or fixed-income market movements), to manage the effective maturity or duration of fixed-income securities, or to enhance potential gain. Such strategies are generally accepted as modern portfolio management and are regularly utilized by many mutual funds and other institutional investors.
Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur.

      In the course of pursuing these investment strategies, each Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called "Strategic Transactions").

      Risks of Strategic Transactions Outside the United States. When conducted outside the United States, Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by:
(i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States,
(iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lower trading volume and liquidity.

      Options. Each of the Funds may purchase and sell options as described in the Prospectus and herein.

      General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of the Fund's

194881.13
                                     -10-
assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

      A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. Such protection is, of course, only provided during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. By using put options in this manner, the Fund will reduce any profit it might otherwise have realized in its underlying security by the premium paid for the put option and by transaction costs.

      A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument. When writing a covered call option, the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. If a call option which it has written expires, it will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security.

      The premium received is the market value of an option. The premium the Fund will receive from writing a call option, or, which it will pay when purchasing a put option, will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, the length of the option period, the general supply of and demand for credit conditions, and the general interest rate environment. The premium received by the Fund for writing covered call options will be recorded as a liability in its statement of assets and liabilities. This liability will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the Fund's net asset value per share is computed (close of the New York Stock Exchange ("NYSE")), or, in the absence of such sale, the latest

194881.13
                                     -11-
asked price. The liability will be extinguished upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security upon the exercise of the option.

      The premium paid by the Fund when purchasing a put option will be recorded as an asset in its statement of assets and liabilities. This asset will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the Fund's net asset value per share is computed (close of the NYSE), or, in the absence of such sale, the latest bid price. The asset will be extinguished upon expiration of the option, the selling (writing) of an identical option in a closing transaction, or the delivery of the underlying security upon the exercise of the option.

      The purchase of a put option will constitute a short sale for federal tax purposes. The purchase of a put at a time when the substantially identical security held long has not exceeded the long term capital gain holding period could have adverse tax consequences. The holding period of the long position will be cut off so that even if the security held long is delivered to close the put, short term gain will be recognized. If substantially identical securities are purchased to close the put, the holding period of the securities purchased will not begin until the closing date. The holding period of the substantially identical securities not delivered to close the short sale will commence on the closing of the short sale.

      The Fund will purchase a call option only to close out a covered call option it has written. It will write a put option only to close out a put option it has purchased. Such closing transactions will be effected in order to realize a profit on an outstanding call or put option, to prevent an underlying security from being called or put, or, to permit the sale of the underlying security. Furthermore, effecting a closing transaction will permit the Fund to write another call option, or purchase another put option, on the underlying security with either a different exercise price or expiration date or both. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that the Fund will be able to effect such closing transactions at a favorable price. If it cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. This could result in higher transaction costs, including brokerage commissions. The Fund will pay brokerage commissions in connection with the writing or purchase of options to close out previously written

194881.13
                                     -12-
options. Such brokerage commissions are normally higher than those applicable to purchases and sales of portfolio securities.

      Options written by the Fund will normally have expiration dates between three and nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities at the time the options are written. From time to time, the Fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security from its portfolio. In such cases additional brokerage commissions will be incurred.

      The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option; however, any loss so incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a simultaneous or subsequent sale of a different call or put option. Also, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

      An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

      With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurocurrency instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.


194881.13
                                     -13-

      The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

      The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

      OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days. The Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

      Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Advisor must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be

194881.13
                                     -14-
satisfied. The Fund will engage in OTC option transactions only with United States government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers," or broker dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody's or an equivalent rating from any other nationally recognized statistical rating organization ("NRSRO"). The staff of the SEC currently takes the position that OTC options purchased by a fund, and portfolio securities "covering" the amount of a fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to a fund's limitation on investing no more than 10% of its assets in illiquid securities.

      If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.

      The Funds may purchase and sell call options on securities, including U.S. Treasury and agency securities, mortgage-backed securities, corporate debt securities, and Eurocurrency instruments (see "Eurocurrency Instruments" below for a description of such instruments) that are traded in U.S. and foreign securities exchanges and in the over-the-counter markets, and futures contracts. The International Funds may purchase and sell call options on currencies. All calls sold by the Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.

      The Funds may purchase and sell put options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, convertible securities, and Eurocurrency instruments (whether or not it holds the above securities in its portfolio), and futures contracts (except for the Bond Fund and E. European Debt Fund, not futures contracts on individual corporate debt securities.) The International Funds may purchase and sell put options on currencies. The Fund will not sell put options if, as a result, more than 50% of the Fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options

194881.13
                                     -15-
thereon. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price. For tax purposes, the purchase of a put is treated as a short sale which may cut off the holding period for the security so it is treated as generating gain on securities held less than three months or short term capital gain (instead of long term) as the case may be.

      Options on Securities Indices and Other Financial Indices. Each of the Funds may also purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

      Futures. Each of the International Funds may enter into financial futures contracts or purchases or sell put and call options on such futures as a hedge against anticipated interest rate or currency market changes and for risk management purposes, and for the Bond and E. European Debt Funds, for duration management. The use of futures for hedging is intended to protect the
International Fund from (i) the risk that the value of its portfolio of investments in a foreign market may decline before it can liquidate its interest, or (ii) the risk that a foreign market in which it proposes to invest may have significant increases in value before it can cause its cash to be invested in that market. In the first instance, the International Fund will sell a future based upon a broad market index which it is believed will move in a manner comparable to the overall value of securities in that market. In the second instance, the International Fund will purchase the appropriate index as an "anticipatory" hedge until it can otherwise acquire suitable direct investments in that market. As with the hedging

194881.13
                                     -16-
of foreign currencies, the precise matching of financial futures on foreign indices and the value of the cash or portfolio securities being hedged may not have a perfect correlation. The projection of future market movement and the movement of appropriate indices is difficult, and the successful execution of this short-term hedging strategy is uncertain.

      General Characteristics of Futures. Regulatory policies governing the use of such hedging techniques require the International Fund to provide for the deposit of initial margin and the segregation of suitable assets to meet its obligation under futures contracts. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the International Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurocurrency instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

      The International Fund's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into only for bona fide hedging, risk management (including duration management) or other portfolio management purposes. Typically, maintaining a futures contract or selling an option thereon requires the International Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the International Fund. If the International Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantage price, nor that delivery will occur.


194881.13
                                     -17-

      The International Fund will not enter into a futures contract or related option (except for closing transactions) if immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the International Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

      Currency Transactions. Each of the International Funds may engage in currency transactions with Counterparties in order to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward foreign currency contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. The International Fund may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations of which have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Advisor.

      The International Fund's dealings in forward currency contracts and other currency transactions such as futures, options on futures, options on currencies and swaps will be limited to hedging involving either specific transactions ("Transaction Hedging") or portfolio positions ("Position Hedging"). Transaction Hedging is entering into a currency transaction with respect to specific assets or liabilities of the International Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. The International Fund may enter into Transaction Hedging out of a desire to preserve the United States dollar price of a security when it enters into a contract for the purchase or sale of a security denominated in a foreign currency. The International Fund will be able to protect itself against possible losses resulting from changes in the relationship

194881.13
                                     -18-
between the United States dollar and foreign currencies during the period between the date the security is purchased or sold and the date on which payment is made or received by entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of the foreign currency involved in the underlying security transactions.

      Position Hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency. The International Fund may use Position Hedging when the Advisor believes that the currency of a particular foreign country may suffer a substantial decline against the United States dollar, the International Fund may enter into a forward foreign currency contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. The precise matching of the forward foreign currency contract amount and the value of the portfolio securities involved may not have a perfect correlation since the future value of the securities hedged will change as a consequence of market movements between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is difficult, and the successful execution of this short-term hedging strategy is uncertain.

      The International Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging as described below.

      The International Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.

      To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the International Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which a fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the fund's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the International Fund's

194881.13
                                     -19-
securities denominated in linked currencies. For example, if the Advisor considers that the Austrian schilling is linked to the German deutschemark (the "D-mark"), the Fund holds securities denominated in schillings and the Advisor believes that the value of schillings will decline against the U.S. dollar, the Advisor may enter into a contract to sell D-marks and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Furthermore, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that a Fund is engaging in proxy hedging. If a Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below. Cross currency hedges may not be considered "directly related" to the International Fund's principal business of investing in stock or securities (or options and futures thereon), resulting in gains therefrom not qualifying under the less than 30% of gross income" test of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code").

      Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to an International Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy. Although forward foreign currency contracts and currency futures tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

      Combined Transactions. The Funds may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including

194881.13
                                     -20-
forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Advisor, it is in the best interests of a Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Advisor's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

      Eurocurrency Instruments. The International Funds may make investments in Eurocurrency instruments. Eurocurrency instruments are futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR") or to the interbank rates offered in other financial centers. Eurocurrency futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The International Fund might use Eurocurrency futures contracts and options thereon to hedge against changes in LIBOR and other interbank rates, to which many interest rate swaps and fixed income instruments are linked.

      Use of Segregated and Other Special Accounts. Many transactions, in addition to other requirements, require that a Fund segregate liquid high grade assets with its custodian to the extent Fund obligations are not otherwise "covered" through the ownership of the underlying security, financial instruments or currency. In general, either the full amount of any obligation by a Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid high grade securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by a Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid high grade securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Fund on an index will require the Fund to own portfolio securities which correlate with the index or segregate liquid high grade assets equal to the excess of the index value over the exercise price on a current basis. A put option written by a Fund requires the Fund to segregate liquid, high grade assets equal to the exercise price.


194881.13
                                     -21-

      A currency contract which obligates an International Fund to buy or sell currency will generally require the Fund to hold an amount of that currency or liquid securities denominated in that currency equal to the Fund's obligations or to segregate liquid high grade assets equal to the amount of the Fund's obligation.

      OTC options entered into by a Fund, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by the Fund other than those generally settle with physical delivery, and the Fund will segregate an amount of liquid assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

      In the case of a futures contract or an option thereon, the Fund must deposit initial margin and possible daily variation margin in addition to segregating liquid assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such assets may consist of cash, cash equivalents, liquid debt securities or other liquid assets.

      With respect to swaps, the Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid high grade securities having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the Fund's net obligation, if any.

      Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. An International Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, the International Fund could purchase a put option if the strike price of that option is the same or

194881.13
                                     -22-
higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if the International Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offered in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, liquid assets equal to any remaining obligation would need to be segregated.

      An International Fund's activities involving Strategic Transactions may be limited by the requirements of Subchapter M of the Code for qualification as a regulated investment company.
(See "Taxes.")

      U.S. Government Securities. The term "U.S. Government securities" refers to a variety of securities which are issued or guaranteed by the United States Treasury, by various agencies of the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government. U.S. Treasury securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by Federal agencies and the U.S. Government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. An instrumentality of the U.S. Government is a government agency organized under Federal charter with government supervision.

      Repurchase Agreements. Each of the Funds may enter into repurchase agreements with member banks of the Federal Reserve System, any foreign bank or with any domestic or foreign broker/dealer which is a reporting government securities dealer or its equivalent which may be a foreign bank whose creditworthiness is equal to the standards set for the Fund's direct investment in debt obligations, if the creditworthiness of the bank or broker/dealer has been determined by the Advisor to be at least as high as that of other obligations the Fund may purchase.

      A repurchase agreement provides a means for a Fund to earn income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., a Fund) acquires a debt security ("Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in

194881.13
                                     -23-
a segregated account and the value of such securities is kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to a Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a fund together with the repurchase price on repurchase. In either case, the income to a Fund is unrelated to the interest rate on the Obligation itself. Obligations will be physically held by the Fund's custodian or in the Federal Reserve Book Entry system. Repurchase agreements are considered securities issued by the seller for purposes of the diversification test under Subchapter M of the Code, and not cash, a cash item or a U.S. Government security.

      For purposes of the Investment Company Act of 1940, as amended (the "1940 Act"), a repurchase agreement is deemed to be a loan from a Fund to the seller of the Obligation subject to the repurchase agreement and is therefore subject to that Fund's investment restrictions applicable to loans. It is not clear whether a court would consider the Obligation purchased by a Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and a Fund has not perfected a security interest in the Obligation, the Fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt instrument purchased for the Fund, the Advisor seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Fund will be unsuccessful in seeking to enforce the seller's contractual obligation to deliver additional securities. A repurchase agreement with foreign banks may be available with respect to government securities of the particular foreign jurisdiction, and such repurchase agreements involve risks similar to repurchase agreements with U.S. entities.


194881.13
                                     -24-

      It is the practice of each Fund to enter into repurchase agreements with selected banks and securities dealers, depending upon the availability of the most favorable yields. The Fund will always seek to perfect its security interest in the collateral. If the seller of a repurchase agreement defaults, the Fund may incur a loss if the value of the collateral securing the repurchase agreement declines. The Advisor monitors the value of the collateral to ensure that its value always equals or exceeds the repurchase price and also monitors the financial condition of the issuer of the repurchase agreement. If the seller defaults, the Fund may incur disposition costs in connection with liquidating the collateral of that seller. If bankruptcy proceedings are commenced with respect to the seller, realization upon the collateral by the Fund may be delayed or limited.

      The Bond Fund and E. European Debt Fund may also enter into repurchase commitments with any party deemed creditworthy by the Advisor, if the transaction is entered into for investment purposes and the counterparty's creditworthiness is at least equal to that of issuers of securities which the Fund may purchase. Such transactions may not provide the Fund with collateral which is marked-to-market during the term of the commitment.

      Reverse Repurchase Agreements. The Bond Fund and E. European Debt Fund may enter into reverse repurchase agreements. A reverse repurchase agreement is an arrangement under which the seller (i.e. a fund) sells an Obligation to a buyer, and agrees, at the time of sale, to repurchase the Obligation at a specified time and price. The Bond Fund and E. European Debt Fund may enter into reverse repurchase agreements with member banks of the Federal Reserve System, any foreign bank or with any domestic or foreign broker/dealer which is a reporting government securities dealer or its equivalent which may be a foreign bank whose creditworthiness is equal to the standards set for the Fund's direct investment in debt obligations.

      A reverse repurchase agreement provides a means for the Bond Fund and E. European Debt Fund to earn income on funds which would otherwise be invested in debt securities, for periods as short as overnight. Securities subject to a repurchase agreement are held by the purchaser, and the seller holds, and may invest, the price received for the security. The repurchase price may be higher than the purchase price, the difference being an expense to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate payable by the Fund together with the repurchase price on repurchase. In either case, the income paid by the Fund is unrelated to the interest rate on the Obligation itself. When the Fund is subject to repurchase an Obligation under a reverse repurchase agreement, it will segregate with its custodian cash, U.S. government securities, or

194881.13
                                     -25-
other high quality debt instruments equal in value to the amount payable by it under the agreement.

      The risk to the Bond Fund and E. European Debt Fund is that if the buyer does not resell the Obligations to the Fund, the Fund may encounter expense or delay in applying the cash held by it to acquire replacement securities. If the market price of the securities to be acquired rises, the Fund may have to bear an additional cost when making such a purchase. If the buyer is in bankruptcy, the Fund may face claims of the Trustee seeking the assets held by the Fund.

                Special Investment Considerations of the Funds

      Each of the International Funds, is intended to provide individual and institutional investors with an opportunity to invest a portion of their assets in a globally and/or internationally oriented portfolio, according to the International Fund's objective and policies, and is designed for long-term investors who can accept international investment risk. The Advisor believes that allocation of assets on a global or international basis decreases the degree to which events in any one country, including the United States, will affect an investor's entire investment holdings. In the period since World War II, many leading foreign economies have grown more rapidly than the United States economy, thus providing investment opportunities, although there can be no assurance that this will be true in the future. As with any long-term investment, the value of the International Fund's shares when sold may be higher or lower than when purchased.

      Investors should recognize that investing in foreign securities involves certain special considerations, including those set forth below, which are not typically associated with investing in United States securities and which may favorably or unfavorably affect the performance of each of the International Funds. As foreign companies are not generally subject to the same uniform standards, practices and requirements, with respect to accounting, auditing and financial reporting, as are domestic companies, there may be less publicly available information about a foreign company than about a domestic company. Many foreign securities markets, while growing in volume of trading activity, have substantially less volume in the U.S. market, and securities of some foreign issuers are less liquid and more volatile than securities of domestic issuers. Similarly, volume and liquidity in most foreign bond markets is less than in the United States and, at times, volatility of price can be greater than in the United States. Furthermore, foreign markets have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in settlement could result in

194881.13
                                     -26-
temporary periods when assets of a fund are uninvested and no return is earned thereon. The inability of an International Fund to make intended security purchases due to settlement problems could cause a fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems either could result in losses to an International Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Fixed commissions on some foreign securities exchanges and bid to asked spreads in foreign bond markets are generally higher than negotiated commissions on U.S. exchanges and bid to asked spreads in the U.S. bond market, although the International Fund will endeavor to achieve the most favorable net results on its portfolio transactions. Furthermore, an International Fund may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. There is generally less government supervision and regulation of business and industry practices, securities exchanges, brokers and listed companies than in the United States. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect United States investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The International Funds' Advisor seeks to mitigate the risks associated with the foregoing considerations through continuous professional management.

      Investments in foreign securities usually will involve currencies of foreign countries. Because of the considerations discussed above, the value of the assets of each of the International Funds, as measured in U.S. dollars, may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies. Although the International Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a fund at one

194881.13
                                     -27-
rate, while offering a lesser rate of exchange should the International Fund desire to resell that currency to the dealer. Each of the International Funds will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into the forward or futures contracts (or option thereon) to purchase or sell foreign currencies. Each of the International Funds may, for hedging purposes, purchase foreign currencies in the form of bank deposits.

      Because each International Fund may be invested in both U.S. and foreign securities markets, changes in its share price may have a low correlation with movements in the U.S. markets. The International Fund's share price will reflect the movements of the bond markets in which it is invested and of the currencies in which the investments are denominated; the strength or weakness of the U.S. dollar against foreign currencies may account for part of the Fund's investment performance. Foreign securities such as those purchased by an International Fund may be subject to foreign government taxes which could reduce the yield on such securities, although a shareholder of the Fund may, subject to certain limitations, be entitled to claim a credit or deduction for U.S. federal income tax purposes for his or her proportionate share of such foreign taxes paid by the Fund (see "Taxes"). U.S. and foreign securities markets do not always move in step with each other and the total returns from different markets may vary significantly. Each of the International Funds intends to invest in many securities markets around the world in an attempt to take advantage of opportunities wherever they may arise.


                             Investment Restrictions

      The policies set forth below that are identified as fundamental policies of a Fund, along with the investment objective of such Fund, may not be changed without approval of a majority of the outstanding voting securities of such Fund. As used in this Statement of Additional Information a "majority of the outstanding voting securities of a Fund" means the lesser of (1) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund.

      As a matter of fundamental policy, the Value Fund, International Equity Fund and E. European Equity Fund will not:

1.    Invest in companies for the purpose of exercising control;

2. Invest in securities of other investment companies except by purchase in the open market involving only customary

194881.13
                                     -28-
      broker's commissions, or as part of a merger, consolidation, or acquisition of assets;

3. Purchase or sell commodities or commodity contracts; provided that each of the International Equity and E. European Equity Funds may utilize not more than 1% of its assets for deposits or commissions required to enter into, for the International Equity Fund, forward foreign currency contracts, and for the E. European Equity Fund, financial futures contracts, for hedging purposes as described under "The Funds' Investments and Policies" and "Additional Information on Policies and Investments - Strategic Transactions" in the Prospectus;

4. Invest in interests in oil, gas, or other mineral explorations or development programs;

5. Purchase securities on margin, except that it may utilize such short-term credits as may be necessary for clearance of purchases or sales of securities;

6.    Issue senior securities;

7. Act as an underwriter of securities of other issuers, except that each of the International Equity and E. European Equity Funds may invest up to 10% of the value of its total assets (at time of investment) in portfolio securities which the Fund might not be free to sell to the public without registration of such securities under the Securities Act of 1933, as amended, or any foreign law restricting distribution of securities in a country of a foreign issuer;

8.    Concentrate its investments in any industry;

9. Participate on a joint or a joint and several basis in any securities trading account;

10.   Engage in short sales;

11. Purchase or sell real estate, provided that liquid securities of companies which deal in real estate or interests therein will not be deemed to be investment in real estate;

12. Except for the Value Fund, as to 75% of its assets, purchase the securities of any issuer (other than obligations issued or guaranteed as to principal and interest by the Government of the United States or any agency or instrumentality thereof) if, as a result of such purchase, more than 5% of its total assets would be invested in the securities of such issuer;


194881.13
                                     -29-

13.   Except  for the Value  Fund,  purchase  stock or  securities  of an issuer
      (other than the obligations of the United States or any agency or instrumentality thereof) if such purchase would cause the Fund to own more than 10% of any class of the outstanding voting securities of such issuer or more than 10% of any class of the outstanding stock or securities of such issuer;

14. Except as specified below for the Value Fund, borrow money except for temporary or emergency purposes and then only in an amount not in excess of 5% of the lower of value or cost of its total assets, in which case the Fund may pledge, mortgage or hypothecate any of its assets as security for such borrowing but not to an extent greater than 5% of its total assets. Notwithstanding the foregoing, the Value Fund may not borrow money, except as a temporary measure for extraordinary or emergency purposes, or except in connection with reverse repurchase agreements; provided that (i) the Fund maintains asset coverage of 300% in connection with the issuance of senior securities; (ii) to avoid the untimely disposition of assets to meet redemptions, the Fund may borrow up to 20% of the value of its assets to meet redemptions; and (iii) the Fund may not make other investments while such borrowings are outstanding; or

15. Make loans, except that it may (1) lend portfolio securities; and (2) enter into repurchase agreements secured by the U.S. Government or Agency securities.

      As a matter of fundamental policy, the Emerging Markets Fund, Bond Fund and E. European Debt Fund will not:

1. Borrow money, except as a temporary measure for extraordinary or emergency purposes; or except in connection with reverse repurchase agreements, provided that the Fund maintains asset coverage of 300% in connection with issuance of senior securities. However, to avoid the untimely disposition of assets to meet redemptions the Fund may borrow up to 20% of the value of its assets to meet redemptions. The Fund may not make other investments while such borrowings are outstanding;

2. Purchase or sell real estate (except that the Fund may invest in (i) securities of companies which deal in real estate or mortgages, and (ii) securities secured by real estate or interest therein, and that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities);

3. Purchase or sell physical commodities or contracts relating to physical commodities;


194881.13
                                     -30-

4. Act as underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of portfolio securities of the Fund;

5.    Make loans to other persons, except (a) loans of portfolio securities, and
      (b) to the extent the entry into repurchase agreements and the purchase of debt securities in accordance with its investment objective and investment policies may be deemed to be loans;

6. Issue senior securities, except as appropriate to evidence indebtedness which it is permitted to incur and except for shares of the separate classes or series of the Company; provided that collateral arrangements with respect to currency-related contracts, futures contracts, option or other permitted investments, including deposits of initial and variation margin, are not considered to be the issuance of senior securities for purposes of this restriction; or

7. Purchase any securities which would cause more than 25% of the market value of its total assets at the time of such purchase to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that there is no limitation with respect to investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and, for the Bond Fund and E. European Debt Fund, for the purpose of this restriction: telephone companies are considered to be in a separate industry from gas and electric public utilities, and wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.

      The Directors of the Company have voluntarily adopted certain policies and restrictions which are observed in the conduct of the Funds' affairs. These represent intentions of the Directors based upon current circumstances. They differ from fundamental investment policies in that they may be changed or amended by action of the Directors without requiring prior notice to or approval of shareholders.

      As a matter of non-fundamental policy, the Value Fund, International Equity Fund and E. European Equity Fund may not:

1. Invest more than 15% of its net assets in illiquid securities;

2. Purchase warrants if such purchase would exceed 5% of the Fund's net assets, including, within that limitation, 2% of the Fund's net assets of warrants not listed on the New York

194881.13
                                     -31-
      or American Stock Exchanges. For the purpose of this limitation, warrants acquired by the Fund in units or attached to securities may be deemed to be without value;

3.    Engage in arbitrage transactions;

4. Purchase or sell options (puts or calls written by others) unless the following conditions are met: (a) the value of its investment in puts, calls, straddles, spreads or any combination thereof is limited to 5% of the Fund's net assets and the premiums paid therefore may not exceed 2% of the Fund's net assets; and (b) options must be listed on a national securities exchange or, for foreign securities, on comparable exchanges in the country of issuance of the underlying security;

5. For the Value Fund, write or purchase call or put options, except for fully covered call options;

6. Purchase or retain the securities of any issuer if, to the Fund's knowledge, those officers or directors of the Company or of its managers or advisors who individually own beneficially more than 0.5% of the outstanding securities of such issuer, together own beneficially more than 5% of such outstanding securities; or

7. For the Value Fund, pledge, mortgage, or hypothecate its assets in excess of one-third of its total assets.

      As a matter of non-fundamental policy, the Bond Fund may not:

1. Purchase or retain securities of any open-end investment company, or securities of closed-end investment companies except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchases, or except when such purchase, though not made in the open market, is part of a plan of merger, consolidation, reorganization or acquisition of assets; in any event the Fund may not purchase more than 3% of the outstanding voting securities of another investment company, may not invest more than 5% of its assets in another investment company, and may not invest more than 10% of its assets in other investment companies;

2. Pledge, mortgage or hypothecate its assets in excess of one-third of its total assets;

3. Purchase or retain securities of an issuer any of whose officers, directors, trustees or security holders is an officer or director of the Company or a member, officer, or director of the Fund's Advisor if one or more of such

194881.13
                                     -32-
      individuals owns beneficially more than one-half of one percent (1/2%) of the outstanding shares or securities or both (taken at market value) of such issuer and such individuals owning more than one-half of one percent (1/2%) of such shares or securities together own beneficially more than 5% of such shares or securities or both;

4. Purchase securities on margin; or make short sales unless it holds such securities or, by virtue of its ownership of other securities it has the right to obtain securities equivalent in kind and amount of the securities sold and, if the right is conditional, the sale is made upon the same conditions, except (i) in connection with arbitrage transactions and, (ii) that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities;

5. Invest more than 15% of its net assets in illiquid securities;

6. Buy options on securities or financial instruments, unless the aggregate premiums paid on all such options held by the Fund at any time do not exceed 20% of its net assets; or sell put options on securities if, as a result, the aggregate value of the obligations underlying such put options would exceed 50% of the Fund's net assets;

7. Enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to all futures contracts entered into on behalf of the Fund and the premiums paid for options on futures contracts does not exceed 5% of the Fund's total assets, provided that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5% limit;

8. Invest in oil, gas or other mineral leases, or exploration or development programs (although it may invest in issuers which own or invest in such interests);

9.    Purchase or sell real estate limited partnership interests;

10. Purchase securities which are not bonds denominated in foreign currency ("international bonds") if, immediately after such purchase, less than 65% of its total assets would be invested in international bonds, except that for temporary defensive purposes the Fund may purchase securities which are not international bonds without limitation; or


194881.13
                                     -33-

11. Invest more than 5% of its net assets in the securities of issuers in emerging countries.

      As a matter of non-fundamental policy, the Emerging Markets
Fund and E. European Debt Fund may not:

1. Invest in securities of any other investment company except by purchase in the open market involving only customary broker's commissions, or except when such purchase is part of a plan of merger, consolidation, reorganization or acquisition of assets;

2. Pledge, mortgage or hypothecate its assets in excess of one-third of its total assets;

3. Invest more than 15% of its net assets in illiquid securities; or

4. Buy options on securities or financial instruments, unless the aggregate premiums paid on all such options held by the Fund at any time do not exceed 20% of its net assets; or sell put options on securities if, as a result, the aggregate value of the obligations underlying such put options would exceed 50% of the Fund's net assets;

      Restrictions with respect to repurchase agreements shall be construed to be for repurchase agreements entered into for the investment of available cash consistent with the Fund's repurchase agreement procedures, not repurchase commitments entered into for general investment purposes.

      If a percentage restriction on investment or utilization of assets as set forth under "Investment Restrictions" and "Other Investment Policies" above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or the total cost of the Fund's assets will not be considered a violation of the restriction.

                                      Taxes

      Each of the Funds will seek to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code").

      A regulated investment company qualifying under Subchapter M of the Code is required to distribute to its shareholders at least 90% of its investment company taxable income (including net short-term capital gain) and generally is not subject to federal income tax (assuming the Fund meets the 90% and 30% of gross income tests and the tax diversification test of Subchapter M) to the extent that it distributes annually its investment company taxable income and net realized capital gains in the manner

194881.13
                                     -34-
required under the Code. The Fund intends to distribute at least annually all of its investment company taxable income and net realized capital gains and therefore generally does not expect to pay federal income taxes.

      In order to meet the tax diversification test, at the close of each quarter of its fiscal year, (i) at least 50% of the value of each Fund's total assets must be represented by cash and cash items including receivables (for these purposes, currency and demand deposits denominated in a currency other than the U.S. dollar will not be considered cash, a cash item or a receivable), U.S. Government securities, and securities of other regulated investment companies, and other securities limited in respect of any one issuer to an amount not greater than 5% of the value of its total assets, and to not more than 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies).

      Each Fund will meet the 90% of gross income test if 90% of its gross income is derived from dividends, interest, payments with respect to certain securities loans, and gain from the sale or disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies.

      Each Fund will meet the 30% of gross income test provided that less than 30% of its gross income for the fiscal year is derived from the sale or disposition of any of the following held for less than three months: stock or securities, options, futures, or forward contracts (other than such contracts on foreign currencies), and foreign currencies (or options, futures, or forward contracts on foreign currencies) but only if such currencies (and hedging instruments) are not directly related to the Fund's principal business of investing in stock or securities (or options and futures with respect to stock or securities.)

      Each Fund is subject to a 4% nondeductible excise tax on amounts required to be but which are not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund's investment company taxable income for the calendar year, at least 98% of the excess of its capital gains over capital losses (adjusted for certain ordinary losses prescribed by the Code) realized during the one-year period ending October 31 during such year, and all ordinary income and capital gains for prior years that were not previously distributed.

      Investment company taxable income generally includes dividends, interest, net short-term capital gains in excess of

194881.13
                                     -35-
net long-term capital losses, and net foreign currency gains, if any, less expenses. Realized net capital gains for a fiscal year are computed by taking into account any capital loss carryforward of the Fund.

      If any net realized long-term capital gains in excess of net realized short-term capital losses are retained by the Fund for reinvestment, requiring federal income taxes to be paid thereon by the Fund, the Fund intends to elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will report such capital gains as long-term capital gains, will be able to claim his/her share of federal income taxes paid by the Fund on such gains as a credit against his/her own federal income tax liability, and will be entitled to increase the adjusted tax basis of his/her Fund shares by the difference between his/her pro rata share of such gains and his/her tax credit.

      Distributions  of  investment   company  taxable  income  are  taxable  to
shareholders as ordinary income.

      Distributions of the excess of net long-term capital gain over net short-term capital loss are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Fund have been held by such shareholders. Such distributions are not eligible for a dividends-received deduction for corporate investors. Any loss realized upon the redemption of shares held at the time of redemption for six months or less from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period.

      Distributions of investment company taxable income and net realized capital gains will be taxable as described above, whether received in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

      All distributions of investment company taxable income and realized net capital gain, whether received in shares or in cash, must be reported by each shareholder on his or her federal income tax return. Dividends and capital gains distributions declared in October, November or December and payable to shareholders of record in such a month will be deemed to have been received by shareholders on December 31 if paid during January of the following year. Redemptions of shares, including exchanges for shares of another Vontobel fund, may result in tax consequences (gain or loss) to the shareholder and are also subject to information reporting requirements.

194881.13
                                     -36-

      An individual may make a deductible IRA contribution of up to $2,000 or, if less, the amount of the individual's earned income for any taxable year if
(i) neither the individual nor his or her spouse (unless filing separate returns) is an active participant in an employer's retirement plan, or (ii) the individual (and his or her spouse, if applicable) has an adjusted gross income below a certain level ($40,000 for married individuals filing a joint return, with a phase-out of the deduction for adjusted gross income between $40,000 and $50,000; $25,000 for a single individual, with a phase-out for adjusted gross income between $25,000 and $35,000). However, an individual not permitted to make a deductible contribution to an IRA for any such taxable year may nonetheless make nondeductible contributions up to $2,000, or 100% of taxable compensation if less, to an IRA (up to $2,250 to IRAs for an individual and his or her nonearning spouse, for years prior to 1997) for that year. Starting in 1997, even a spouse who does not earn compensation can contribute up to $2,000 per year to his or her own IRA. The deductibility of such contributions will be determined under the same rules as for contributions made by individuals with earned income. There are special rules for determining how withdrawals are to be taxed if an IRA contains both deductible and nondeductible amounts. In general, a proportionate amount of each withdrawal will be deemed to be made from nondeductible contributions; amounts treated as a return of nondeductible contributions will not be taxable. Also, annual contributions may be made to a spousal IRA even if the spouse has earnings in a given year if the spouse elects to be treated as having no earnings (for IRA contribution purposes) for the year.

      Distributions by each Fund result in a reduction in the net asset value of such Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.

      Each of the International Funds intends to qualify for and may make the election permitted under Section 853 of the Code so that shareholders may (subject to limitations) be able to claim a credit or deduction on their federal income tax returns for, and may be required to treat as part of the amounts distributed to them, their pro rata portion of qualified taxes paid by the Fund to foreign countries (which taxes relate primarily to investment income). The International Fund may make an election under Section 853 of the Code, provided that more than 50% of the value

194881.13
                                     -37-
of the total assets of the Fund at the close of the taxable year consists of securities in foreign corporations. The foreign tax credit available to shareholders is subject to certain limitations imposed by the Code.

      If an International Fund invests in stock of certain foreign investment companies, the Fund may be subject to U.S. federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the International Fund's holding period for the stock. The distribution or gain so allocated to any taxable year of the International Fund, other than the taxable year of the excess distribution or disposition, would be taxed to the Fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the International Fund's investment company taxable income and, accordingly, would not be taxable to the Fund to the extent distributed by the Fund as a dividend to its shareholders.

      Each of the International Funds may be able to make an election, in lieu of being taxable in the manner described above, to include annually in income its pro rata share of the ordinary earnings and net capital gain of the foreign investment company, regardless of whether it actually received any distributions from the foreign company. These amounts would be included in the International Fund's investment company taxable income and net capital gain which, to the extent distributed by the Fund as ordinary or capital gain dividends, as the case may be, would not be taxable to the Fund. In order to make this election, the International Fund would be required to obtain certain annual information from the foreign investment companies in which it invests, which in many cases may be difficult to obtain. The International Fund may make an election with respect to those foreign investment companies which provide the Fund with the required information.

      Many futures contracts (including foreign currency futures contracts) entered into by a Fund, certain forward foreign currency contracts, and all listed nonequity options written or purchased by the Fund (including options on debt securities, options on futures contracts, options on securities indices and options on broad-based stock indices) will be governed by Section 1256 of the Code. Absent a tax election to the contrary, gain or loss attributable to the lapse, exercise or closing out of any such position generally will be treated as 60% long-term and 40% short-term capital gain or loss, and on the last trading day of the Fund's fiscal year, all outstanding Section 1256 positions

194881.13
                                     -38-
will be marked to market (i.e., treated as if such positions were closed out at their closing price on such day), with any resulting gain or loss recognized as 60% long-term and 40% short-term capital gain or loss. Under certain circumstances, entry into a futures contract to sell a security may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of the underlying security or a substantially identical security in a Fund's portfolio. Under Section 988 of the Code, discussed below, foreign currency gains or losses from foreign currency related forward contracts, certain futures and similar financial instruments entered into or acquired by the Fund will be treated as ordinary income or loss.

      Subchapter M requires that the Fund realize less than 30% of its annual gross income from the sale or other disposition of stock, securities and certain options, futures and forward contracts held for less than three months. The Fund's options, futures and forward transactions may increase the amount of gains realized by the Fund that are subject to this 30% limitation. Accordingly, the amount of such transactions that the Fund may undertake may be limited.

      Positions of a Fund which consist of at least one stock and at least one stock option or other position with respect to a related security which substantially diminishes a Fund's risk of loss with respect to such stock could be treated as a "straddle" which is governed by Section 1092 of the Code, the operation of which may cause deferral of losses, adjustments in the holding periods of stock or securities and conversion of short-term capital losses into long-term capital losses. An exception to these straddle rules exists for any "qualified covered call options" on stock written by the Fund.

      Positions of a Fund which consist of at least one position not governed by
Section 1256 and at least one futures contract or forward contract or nonequity option governed by Section 1256 which substantially diminishes the Fund's risk of loss with respect to such other position will be treated as a "mixed straddle." Although mixed straddles are subject to the straddle rules of Section 1092 of the Code, certain tax elections exist for them which reduce or eliminate the operation of these rules. The Fund will monitor its transactions in options and futures and may make certain tax elections in connection with these investments.

      Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables, or accrues expenses or other liabilities, denominated in a foreign currency and the time the Fund actually collects such receivables, or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated

194881.13
                                     -39-
in a foreign currency and on disposition of certain futures and forward contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of the Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

      A portion of the difference between the issue price of zero coupon securities and their face value ("original issue discount") is considered to be income to a Fund each year, even though the Fund will not receive cash interest payments from these securities. The original issue discount imputed income will comprise a part of the Fund's investment company taxable income which must be distributed to shareholders in order to maintain the Fund's qualification as a regulated investment company and to avoid federal income tax.

      Each Fund will be required to report to the IRS all distributions of investment company taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of investment company taxable income and capital gains and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax at the rate of 31% in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. Withholding may also be required if the Fund is notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld. Amounts withheld are applied against the shareholder's tax liability and a refund may be obtained from the Internal Revenue Service, if withholding results in overpayment of taxes. A shareholder should contact the Fund or the Transfer Agent if the shareholder is uncertain whether a proper Taxpayer Identification Number is on file with the series.

      Shareholders of each Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of the Fund's shares. Each investor should consult his or her own tax adviser as to the applicability of these taxes.


194881.13
                                     -40-

      In January of each year, the Company's Transfer Agent issues to each shareholder a statement of the federal income tax status of all distributions.

      Non-U.S. Shareholders. The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of Fund shares. Each shareholder who is not a U.S. person should also consider the U.S. estate tax implications of holding Fund shares at death. The U.S. estate tax may apply to such holdings if an investor dies while holding shares of a Fund. Each investor should consult his or her own tax adviser about the applicability of these taxes.
Distributions of net investment income to non-resident aliens and foreign corporations that are not engaged in a trade or business in the U.S. to which the distribution is effectively connected, will be subject to a withholding tax imposed at the rate of 30% upon the gross amount of the distribution in the absence of a Tax Treaty providing for a reduced rate or exemption from U.S. taxation. Distributions of net long-term capital gains realized by the Fund are not subject to tax unless the distribution is effectively connected with the conduct of the shareholder's trade or business within the United States, or the foreign shareholder is a non-resident alien individual who was physically present in the U.S. during the tax year for more than 182 days.

      The foregoing is a general abbreviated summary of present Federal income taxes on dividends and distributions. Shareholders should consult their tax advisers about the application of the provisions of the tax law described in this Statement of Additional Information in light of their particular tax situations and about any state and local taxes applicable to dividends and distributions received.

                           Dividends and Distributions

      As stated previously, it is the policy of each Fund to distribute substantially all of its net investment income and net realized capital gains, if any, shortly before the close of the fiscal year (December 31st).

      All dividend and capital gains distributions, if any, will be reinvested in full and fractional shares based on net asset value (without a sales charge) as determined on the ex-dividend date for such distributions. Shareholders may, however, elect to receive all such payments, or the dividend or distribution portion thereof, in cash, by sending written notice to this effect to the Transfer Agent. This written notice will be effective as to any subsequent payment if received by the Transfer Agent prior to the record date used for determining the

194881.13
                                     -41-
shareholders' entitlement to such payment. Such an election will remain in effect unless or until the Transfer Agent is notified by the shareholder in writing to the contrary.

                             Portfolio Transactions

      It is the policy of the Advisor, in placing orders for the purchase and sale of each Fund's securities, to seek to obtain the best price and execution for securities transactions taking into account such factors as price, commission, where applicable, (which is negotiable in the case of U.S. national securities exchange transactions but which is generally fixed in the case of foreign exchange transactions), size of order, difficulty of execution and skill required of the executing broker/dealer. After a purchase or sale decision is made by the Advisor, the Advisor then arranges for execution of the transaction in a manner deemed to provide the best price and execution for the Fund.

      Exchange-listed securities are generally traded on their principal exchange unless another market offers a better result. Securities traded only in the over-the-counter market may be executed on a principal basis with primary market makers in such securities except for fixed price offerings and except where the Fund may obtain better prices or executions on a commission basis or by dealing with other than a primary market maker.

      The Fund has authorized the Advisor to allocate a portion of its brokerage commissions to persons or firms providing the Advisor with investment recommendations, statistical, research or similar services useful to the Advisor's investment decision-making process for the Fund or other clients. The term "investment recommendations, statistical, research or similar services" means advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analysis and reports concerning issuers, industries, securities, economic factors and trends, and portfolio strategy. Such services are one of the many ways the Advisor can keep abreast of the information generally circulated among institutional investors by broker-dealers. While this information is useful in varying degrees, its value is indeterminable. Such services received on the basis of transactions for a Fund may be used by the Advisor for the benefit of other clients, and the Fund may benefit from such transactions effected for the benefit of other clients. While there is no specific agreement or formula to do so, and subject to obtaining best price and execution, a Fund may consider sales of its shares as a factor in the selection of brokers to execute portfolio transactions. The Advisor may be authorized, when placing portfolio transactions for a Fund, to pay a brokerage commission in excess of that which another broker might have

194881.13
                                     -42-
charged for executing the same transaction solely on account of the receipt of research, market or statistical information. Except for implementing the policy stated above, there is no intention to place portfolio transactions with particular brokers or dealers or groups thereof.

      The Advisor has been instructed not to place transactions with a broker-dealer with which it is affiliated unless that broker-dealer, Vontobel Securities Ltd., stands ready to demonstrate to the Company that each Fund will receive (1) a price and execution no less favorable than that available from unaffiliated persons, and (2) a price and execution equivalent to that offered to unaffiliated persons by that broker-dealer, in each case on transactions of a like size and nature. In this regard, the Board of Directors of the Company has adopted policies and procedures which govern such allocation of brokerage transactions, and the Board reviews at its meetings details of all transactions which have been placed pursuant to those policies.

      When two or more funds managed by the Advisor are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated in a manner deemed equitable to each Fund. It is recognized that in some cases the procedure could have a detrimental effect on the price or volume of the security as far as a Fund is concerned. In other cases, however, it is believed that the ability of such Fund to participate in volume transactions will be beneficial for the Fund. It is the opinion of the Board of Directors of the Company that these advantages, when combined with the other benefits available because of the Advisor's organization, outweigh the disadvantages that may be said to exist from this treatment of transactions.

      The Funds paid brokerage commissions as follows:


                            Years Ended December 31,
Fund                              1994              1995              1996
----                              ----              ----              ----
Value Fund                      $155,168          $171,098          $198,787
International Equity Fund       $329,824          $587,813         $1,185,252
Emerging Markets Fund              N/A               N/A               N/A
E. European Equity Fund            N/A               N/A            $344,275
Bond Fund                           0                 0                 0
E. European Debt Fund              N/A               N/A               N/A

      The Funds paid brokerage commissions to Vontobel Securities, Ltd. (an affiliated broker-dealer) as follows:


                            Years Ended December 31,
Fund                              1994              1995              1996
----                              ----              ----              ----

194881.13
                                     -43-

Value Fund                          0                 0                 0
International Equity Fund        $7,818               0                 0
Emerging Markets Fund              N/A               N/A               N/A
E. European Equity Fund            N/A               N/A                0
Bond Fund                           0                 0                 0
E. European Debt Fund              N/A               N/A               N/A


      Average annual portfolio turnover rate is the ratio of the lesser of sales or purchases to the monthly average value of the portfolio securities owned during the year, excluding from both the numerator and the denominator all securities with maturities at the time of acquisition of one year or less. A higher rate involves greater transaction expenses to a Fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed. Purchases and sales are made for a Fund's portfolio whenever necessary, in the Advisor's opinion, to meet the Fund's objective. The Advisor anticipates that the average annual portfolio turnover rate of each of the Funds will be less than 100%.

                 Valuation and Calculation of Net Asset Value

      Each Fund's net asset value ("NAV") per share is calculated daily from Monday through Friday on each business day on which the New York Stock Exchange (the "NYSE") is open. The NYSE is currently closed on weekends and on the following holidays: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day (day observed), July 4th, Labor Day, Thanksgiving Day and Christmas Day, and the preceding Friday or subsequent Monday when any of these holidays falls on a Saturday or Sunday, respectively. Each Fund's NAV is calculated at the time set by the Board of Directors based upon a determination of the most appropriate time to price the Fund's securities.

      The Board of Directors has determined that each Fund's NAV be calculated as of the close of trading of the NYSE (currently 4:00 p.m., Eastern Time) on each business day from Monday to Friday or on each day (other than a day during which no security was tendered for redemption and no order to purchase or sell such security was received by the Fund) in which there is a sufficient degree of trading in the Fund's portfolio securities that the current NAV of the Fund's shares might be materially affected by changes in the value of such portfolio security.

      NAV per share is determined by dividing the total value of a Fund's securities and other assets, less liabilities (including proper accruals of taxes and other expenses), by the total number of shares then outstanding, and rounding the result to the nearer cent.


194881.13
                                     -44-

      Each Fund may compute its NAV per share more frequently if necessary to protect shareholders' interests.

      Generally, securities owned by each Fund are valued at market value. In valuing a Fund's assets, portfolio securities, including ADRs and EDRs, which are traded on the NYSE, will be valued at the last sale price prior to the close of regular trading on the NYSE. Lacking any sales, the security will be valued at the last bid price prior to the close of regular trading on the NYSE. ADRs and EDRs for which such a value cannot be readily determined on any day will be valued at the closing price of the underlying security adjusted for the exchange rate. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated in accordance with procedures approved by the Board of Directors of the Company as the primary market.

      Unlisted securities which are quoted on the NASD's National Market System, for which there have been sales of such securities, shall be valued at the last sale price reported on such system. If there are no such sales, the value shall be the high or "inside" bid, which is the bid supplied by the NASD on its NASDAQ Screen for such securities in the over-the-counter market. The value of such securities quoted on the NASDAQ System, but not listed on the NASD's National Market System, shall be valued at the high or "inside" bid. Unlisted securities which are not quoted on the NASDAQ System and for which the over-the-counter market quotations are readily available will be valued at the last reported bid price for such securities in the over-the-counter market. Other unlisted securities (and listed securities subject to restriction on sale) will be valued at their fair value as determined in good faith by the Board of Directors. Open futures contracts are valued at the most recent settlement price, unless such price does not reflect the fair value of the contract, in which case such positions will be valued by or under the direction of the Board of Directors.

      The value of a security traded or dealt in upon an exchange may be valued at what the Company's pricing agent determines is fair market value on the basis of all available information, including the last determined value, if the pricing agent determines that the last bid does not represent the value of the security, or if such information is not available. For example, the pricing agent may determine that the price of a security listed on a foreign stock exchange that was fixed by reason of a limit on the daily price change does not represent the fair market value of the security. Similarly, the value of a security not traded or dealt in upon an exchange may be valued at what the pricing agent determines is fair market value if the pricing agent determines that the last sale does not represent the value of the security, provided that such amount is not higher than the current bid price.

194881.13
                                     -45-

      Notwithstanding the foregoing, money market investments with a remaining maturity of less than sixty days shall be valued by the amortized cost method; debt securities are valued by appraising them at prices supplied by a pricing agent approved by the Company, which prices may reflect broker-dealer supplied valuations and electronic data processing techniques and are representative of market values at the close of the NYSE; options on securities, futures contracts and options on futures listed or admitted to trading on a national exchange shall be valued at their last sale on such exchange prior to the time of determining NAV; or if no sales are reported on such exchange on that day, at the mean between the most recent bid and asked price; and forward contracts shall be valued at their last sale as reported by the Company's pricing service, or lacking a report by the service, at the value of the underlying currencies at the prevailing currency rates.

      U.S. Treasury bills, and other short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, with original or remaining maturities in excess of 60 days are valued at the mean of representative quoted bid and asked prices for such securities or, if such prices are not available, are valued at the mean of representative quoted bid and asked prices for securities of comparable maturity, quality and type.
Short-term securities, with 60 days or less to maturity, are amortized to maturity based on their cost if acquired within 60 days of maturity or, if already held, on the 60th day, based on the value determined on the 61st day.

      The value of a security which is subject to legal or contractual delays in or restrictions on resale by a Fund shall be taken to be the fair value thereof as determined in accordance with procedures established by the Company's Board, on the basis of such relevant factors as the following: the cost of such security to the Fund, the market price of unrestricted securities of the same class at the time of purchase and subsequent changes in such market price, potential expiration or release of the restrictions affecting such security, the existence of any registration rights, the fact that the Fund may have to bear part or all of the expense of registering such security, and any potential sale of such security to another investor. The value of other property owned by a Fund shall be determined in a manner which, in the discretion of the pricing agent of the Fund, most fairly reflects fair market value of the property on such date.

      Following the calculation of security values in terms of currency in which the market quotation used is expressed ("local currency"), the pricing agent shall, prior to the next determination of the NAV of a Fund's shares, calculate these values in terms of United States dollars on the basis of the conversion of the local currencies (if other than U.S.) into

194881.13
                                     -46-

United States dollars at the rates of exchange prevailing at the value time as determined by the pricing agent.

      Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is open). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which a Fund's NAV is not calculated. Each Fund calculates NAV per share, and therefore, effects sales, redemptions and repurchases of its shares, as of the close of the NYSE once on each day on which the NYSE is open. Such calculation may not take place contemporaneously with the determination of the prices of portfolio securities used in such calculations. If events materially affecting the value of a portfolio security occur between the time when its price is determined and the time when a Fund's NAV is calculated, such a security will be valued at fair value as determined in good faith by the Board of Directors.

      Any purchase order may be rejected by the Distributor or by the Company.


                             Directors and Officers

      The following is a list of the Company's Directors and Officers, their birth date and a brief statement of their present positions and principal occupations during the past five years.

*John Pasco, III (4/10/45)
      Chairman, Director, and Treasurer
      1500 Forest Ave, Suite 223; Richmond, VA 23229

      Mr. Pasco is Treasurer and Director of Commonwealth Shareholder Services, Inc., the Company's Administrator, since 1985. Director, President and Treasurer of Commonwealth Capital Management, Inc. (a registered Investment Advisor) since 1983. Director and shareholder of Fund Services, Inc., the Company's Transfer and Disbursing Agent, since 1987 and shareholder of Commonwealth Fund Accounting, Inc. which provides bookkeeping services to Star Bank. Mr. Pasco is also a certified public accountant.


194881.13
                                     -47-

*Henry Schlegel (1/24/53)
      Director
      450 Park Avenue, New York, NY 10022

      Mr. Schlegel is a Director, the President and the Chief
      Executive Officer of Vontobel USA Inc. (since 1988).

Samuel Boyd, Jr. (9/18/40)
      Director
      10808 Hob Nail Court, Potomac, MD 20854

      Mr. Boyd is currently the Manager of the Customer Services
      Operations and Accounting Division of the Potomac Electric
      Power Company. Mr. Boyd is also a certified public accountant.

William E. Poist (6/11/39)
      Director
      5272 River Road, Bethesda, MD 20816

      Mr. Poist is a financial and tax consultant through his firm Management Consulting for Professionals. Mr. Poist is also a certified public accountant.

Paul M. Dickinson (11/11/47)
      Director
      8704 Berwickshire Drive, Richmond, VA 23229

      Mr. Dickinson is currently the President of Alfred J.
      Dickinson, Inc., Realtors.

*Edwin D. Walczak (9/17/53)
      Vice President of the Company and President of the Vontobel
            U.S. Value Fund
      450 Park Avenue, New York, NY 10022

      First Vice President and Chief Investment Officer of Vontobel USA Inc., a registered investment advisor, since 1988. From 1984 to 1988 Mr. Walczak was an institutional portfolio manager at Lazard Freres Asset Management, New York.

*Sven Rump (6/2/58)
      Vice President of the Company and President of the Vontobel
            International Bond Fund
      450 Park Avenue, New York, NY 10022

      Vice President of Vontobel USA Inc. since 1993. Mr. Rump is currently (since October 1991) a Vice President of Vontobel Asset Management, Switzerland, where he is head of fixed income investments. Mr. Rump is a Chartered Financial Analyst.

194881.13
                                     -48-

*Fabrizio Pierallini (8/14/59)
      Vice President of the Company, President of the Vontobel
            International Equity Fund and President of the Vontobel Emerging Markets Equity Fund
      450 Park Avenue, New York, NY 10022

      Vice President and Portfolio Manager  (International  Equities),  Vontobel
      USA Inc. since April 1994. From 1991 to 1994 Mr. Pierallini was Associate-Director/Portfolio Manager with Swiss Bank Corporation in New York; from 1988 to 1991 he was a Vice-President/Portfolio Manager with SBC Portfolio Management Ltd. in Zurich, Switzerland; and from 1986 to 1988 he was an Associate/Institutional Consultant with Bank Julius Baer in Zurich, Switzerland.

*Arpad Pongracz (12/8/58)
      Vice President of the Company and President of the Vontobel
            Eastern European Equity Fund
      450 Park Avenue, New York, NY 10022

      Vice President of Vontobel USA Inc. since January 1966. Mr. Pongracz joined Vontobel Asset Management, Switzerland, in 1990 as an equity analyst. He was subsequently appointed portfolio manager for all European equity institutional accounts and mutual funds. Since 1995 he has been head of Vontobel Asset Management's international equities team. Prior to joining the Vontobel group, he worked at Union Bank of Switzerland in Canada and in Switzerland as an equity analyst. Mr. Pongracz is a Chartered Financial Analyst.

*Volker Wehrle (3/29/58)
      Vice President of the Company and President of the Vontobel
            Eastern European Debt Fund
      450 Park Avenue, New York, NY 10022

      Vice President of Vontobel USA Inc. since May 1997. Mr. Wehrle is currently (since October 1994) a Vice President of Vontobel Asset
      Management, Switzerland, where he is deputy head of fixed income investments. From January 1989 to September 1994 he managed fixed income investments for the Group Treasury Department of Sandoz AG in Basel, Switzerland. From January 1993 to August 1993 he was responsible for setting up the Sandoz Investment Trust in London. From October 1986 to December 1988 Mr. Wehrle worked as a European equity analyst at Dresdner Bank in Frankfurt, Germany.

*F. Byron Parker, Jr. (1/26/43)
      Secretary
      810 Lindsay Court, Richmond, VA 23229


194881.13
                                     -49-

      Secretary of Commonwealth Shareholder Services, Inc. since
      1986.  Partner in the law firm Mustian & Parker.


* Persons deemed to be "interested" persons of the Company, Vontobel USA Inc. or First Dominion Capital Corp. under the 1940
Act.

      The Directors of the Company received compensation from the Company for the fiscal year ended December 31, 1996, as follows:

                               Compensation Table

          (1)               (2)            (3)          (4)            (5)
                                                                           Total
                                       Pension or                 Compensation
                                       Retirement                From Registrant
                         Aggregate Benefits AccruedEstimated Annualand Fund Name of Person, Compensation As Part of FundBenefits UponComplex Paid to
        Position      From Registrant   Expenses    Retirement      Directors

John Pasco, III
  Director                  $0             N/A          N/A            N/A
Henry Schlegel
  Director                  $0             N/A          N/A            N/A
Samuel Boyd, Jr.
  Director                $8,000           N/A          N/A          $8,000
William E. Poist
  Director                $8,000           N/A          N/A          $8,000
Paul M. Dickinson
  Director                $8,000           N/A          N/A          $8,000

      The directors and officers of the Company, as a group, do not own 1% or more of any of the Funds.

      To the best knowledge of the Company, as of May 16, 1997, the following persons own of record or beneficially 5% or more of the shares of a Fund, and own such shares in the amounts indicated:

      For the Value Fund, (1) Charles Schwab Reinvestment
(25.12%); (2) Bank J. Vontobel and its affiliates for the benefit of its customers (19.65%); (3) National Financial Services
(8.43%); and (4) Vontobel #V501-504 (6.15%).

      For the International Equity Fund, (1) Bank J. Vontobel and its affiliates for the benefit of its customers (38.02%); (2)
Peoples Two Ten Co. (11.75%); and (3) Charles Schwab Reinvestment
(10.84%).

      For the E. European Equity Fund, (1) Charles Schwab Reinvestment (36.26%); and (2) Bank J. Vontobel and its affiliates for the benefit of its customers (8.69%).

      For the Bond Fund, (1) Bank J. Vontobel and its affiliates for the benefit of its customers (36.85%); (2) First Foundation (16.67%); (3) Charles Schwab Reinvestment (8.60%); and (4) Vontobel #V201-002 (5.58%).

194881.13
                                     -50-

                               Investment Advisor

      Vontobel USA Inc. (the "Advisor") manages the investment of the assets of the Funds pursuant to Investment Advisory Agreements (each, an "Advisory Agreement"). The Advisory Agreements of the Emerging Markets and E. European Debt Funds are effective for a period of two years from August 18, 1997 and the Advisory Agreement of the E. European Equity Fund is effective for a period of two years from February 14, 1996, and such Advisory Agreements may be renewed thereafter, and the Advisory Agreement of each of the other Funds may be renewed, only so long as such renewal and continuance is specifically approved at least annually by the Company's Board of Directors or by vote of a majority of the outstanding voting securities of the Company, provided the continuance is also approved by a majority of the Directors who are not "interested persons" of the Company or the Advisor by vote cast in person at a meeting called for the purpose of voting on such approval. Each Advisory Agreement is terminable without penalty on sixty days notice by the Company's Board of Directors or by the Advisor. Each Advisory Agreement provides that it will terminate automatically in the event of its assignment.

      The Advisor is a wholly owned subsidiary of Vontobel Holding Ltd., a Swiss bank holding company. The address of the Advisor is 450 Park Avenue, New York, N.Y. 10022.

      The calculation of the investment advisory fee for a Fund is based upon the average daily net assets of that Fund during each month multiplied by the daily fee rate times the number of days in the month, or an equivalent calculation of the aggregate net assets of the Fund during that month, multiplied by the daily fee rate. The amount of fees each Fund paid to the Advisor for investment advisory services and the amount of investment advisory fees waived by the Advisor for the last three fiscal years is as follows:

                            Years Ended December 31,
                                 1994 1995 1996
                            Fee                 Fee               Fee
Fund                  Payable/Waived      Payable/Waived    Payable/Waived

Value Fund               $330,768/           $385,289/         $620,180/
                             0                $22,500           $22,437
International           $1,352,106/         $1,154,541/       $1,280,135/
  Equity Fund                0                   0                 0
Emerging Markets            N/A                 N/A               N/A
  Fund
E. European Equity          N/A                 N/A            $302,021/
  Fund                                                             0
Bond Fund                $127,150/           $128/371/         $248,407/
                          $27,001            $128,371/          $48,630

194881.13
                                     -51-

E. European Debt            N/A                 N/A               N/A
  Fund

      The Advisory Agreements contemplate the authority of the Advisor to place orders pursuant to its investment determinations for each Fund either directly with the issuer or with any broker or dealer. In placing orders with brokers or dealers, the Advisor will attempt to obtain the best price and execution of its orders. The Advisor may purchase and sell securities to and from brokers and dealers who provide a Fund with research advice and other services, or who sell shares of the Fund. See "Portfolio Transactions" above.


                                 Transfer Agent

      Fund Services, Inc. (the "Transfer Agent" or "FSI") is the Company's transfer and disbursing agent, pursuant to a Transfer Agent Agreement. The Transfer Agent Agreement is dated September 1, 1987, and has been renewed each year by the Board of Directors of the Company, including a majority of the Directors who are not interested persons of the Company or the Transfer Agent.

      John Pasco, III, Chairman of the Board of the Company and an officer and shareholder of Commonwealth Shareholder Services, Inc (the Administrator of the Funds) owns one third of the stock of FSI, and, therefore, FSI may be deemed to be an affiliate of the Company and Commonwealth Shareholder Services, Inc.

      Pursuant to the Transfer Agent Agreement the minimum annual fee for each Fund is $16,500. During 1996, the Transfer Agent was paid $75,837 by the Value Fund, $68,948 by the International Equity Fund, $16,073 by the E. European Equity Fund and $28,385 by the Bond Fund. The Emerging Markets and E. European Debt Funds did not commence operations until after 1996.

                                  Administrator

      Commonwealth Shareholder Services, Inc. is the Company's administrator pursuant to Administrative Services Agreements (the "Service Agreements"). The Service Agreements are described in the Funds' Prospectus. Each of the Service Agreements continues in effect from year to year for a term of one year only if the Board of Directors, including a majority of the directors who are not interested persons of the Company or the Administrator, approve the extension at least annually. During 1996, CSS was paid $147,596 by the Value Fund, $297,410 by the International Equity Fund, $80,336 by the E. European Equity Fund and $54,468 by the Bond Fund. The Emerging Markets and E. European Debt Funds did not commence operations until after 1996.



194881.13
                                     -52-

                             Eligible Benefit Plans

      An eligible benefit plan is an arrangement available to the employees of an employer (or two or more affiliated employers) having not less than ten employees at the plan's inception, or such an employer on behalf of employees of a trust or plan for such employees, their spouses and their children under the age of 21 or a trust or plan for such employees, which provides for purchases through periodic payroll deductions or otherwise. There must be at least five initial participants with accounts investing or invested in shares of one or more of the Funds and/or certain other funds.

      The initial purchase by the eligible benefit plan and prior purchases by or for the benefit of the initial participants of the plan must aggregate not less than $5,000 and subsequent purchases must be at least $50 per account and must aggregate at least $250. Purchases by the eligible benefit plan must be made pursuant to a single order paid for by a single check or federal funds wire and may not be made more often than monthly. A separate account will be established for each employee, spouse or child for which purchases are made. The requirements for initiating or continuing purchases pursuant to an eligible benefit plan may be modified and the offering to such plans may be terminated at any time without prior notice.

                                  Distribution

      Shares of the Funds are sold at NAV on a continuous basis, without a sales charge.

      Vontobel Fund Distributors, a division of First Dominion Capital Corp. (the "Distributor"), 1500 Forest Avenue, Suite 223, Richmond, VA 23229, is the Company's principal underwriter pursuant to a Distribution Agreement between the Company and the Distributor. John Pasco, III, Chairman of the Board of the Company owns 100% of the Distributor, and is its President, Treasurer and a Director.

                                  Fund Expenses

      Each Fund will pay its expenses not assumed by the Advisor, including, but not limited to, the following: custodian; stock transfer and dividend disbursing fees and expenses; taxes; expenses of the issuance and redemption of Fund shares (including stock certificates, registration and qualification fees and expenses); legal and auditing expenses; and the cost of stationery and forms prepared exclusively for the Fund.

      The allocation of the general expenses to each Fund is made on a basis that the Company's Board of Directors deems fair and equitable, which may be based on the relative net assets of the

194881.13
                                     -53-
series of the Company or the nature of the services performed and relative applicability to each series of the Company.

      Under each Fund's Advisory Agreement, the Advisor has agreed to reimburse the Fund if the annual ordinary operating expenses of the Fund exceeds the most stringent limits prescribed by any state in which the Fund's shares are offered for sale. This expense limitation is calculable based on the aggregate net assets of the Fund. Expenses which are not subject to this limitation are interest, taxes and extraordinary expenses. Expenditures, including costs incurred in connection with the purchase or sale of portfolio securities, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies, are accounted for as capital items and not as expenses. Reimbursement, if any, will be on a monthly basis, subject to year-end adjustment and limited to the amount of the advisory fee due from the Fund.

      Investors should understand that the International Funds' expense ratios can be expected to be higher than investment companies investing in domestic securities since the cost of maintaining the custody of foreign securities and the rates of advisory fees paid by the International Funds are higher.

                          Special Shareholder Services

      As described briefly in the Prospectus, each Fund offers the following shareholder services:

      Regular Account: The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account as often as they wish. Simply use the Account Application provided with the Prospectus to open your account.

      Telephone Transactions: You may redeem shares or transfer into another fund if you request this service at the time you complete the initial Account Application. If you do not elect this service at that time, you may do so at a later date by putting your request in writing to the Transfer Agent and having your signature guaranteed.

      Each Fund employs reasonable procedures designed to confirm the authenticity of your instructions communicated by telephone and, if it does not, it may be liable for any losses due to unauthorized or fraudulent transactions. As a result of this policy, a shareholder authorizing telephone redemption bears the risk of loss which may result from unauthorized or fraudulent transactions which the Fund believes to be genuine. When you request a telephone redemption or transfer, you will be asked to

194881.13
                                     -54-
respond to certain questions designed to confirm your identity as a shareholder of record. Your cooperation with these procedures will protect your account and the Fund from unauthorized transactions.

      Invest-A-Matic Account: Any shareholder may utilize this feature, which provides for automatic monthly investments into your account. Upon your request, the Transfer Agent will withdraw a fixed amount each month from your checking account for investment into your account. This does not require you to make a commitment for a fixed period of time. You may change the monthly investment, skip a month or discontinue your Invest-A-Matic Plan as desired by notifying the Transfer Agent. This feature requires a separate Plan application, in addition to the Account Application. To obtain an application, or to receive more information, please call the offices of the Company.

      Individual Retirement Account ("IRA"): All wage earners under 70-1/2, even those who participate in a company sponsored or government retirement plan, may establish their own IRA. You can contribute 100% of your earnings up to $2,000 (or $2,250 with a spouse who is not a wage earner, for years prior to 1997). Starting in 1997, even a spouse who does not earn compensation can contribute up to $2,000 per year to his or her own IRA. The deductibility of such contributions will be determined under the same rules as for contributions made by individuals with earned income. A special IRA program is available for corporate employers under which the employers may establish IRA accounts for their employees in lieu of establishing corporate retirement plans. Known as SEP-IRA's (Simplified Employee Pension-IRA), they free the corporate employer of many of the recordkeeping requirements of establishing and maintaining a corporate retirement plan trust.

      If you have received a lump sum distribution from another qualified retirement plan, you may rollover all or part of that distribution into your Fund IRA. Your rollover contribution is not subject to the limits on annual IRA contributions. By acting within applicable time limits of the distribution you can continue to defer Federal Income Taxes on your lump sum contribution and on any income that is earned on that contribution.

      How to Establish Retirement Accounts: Please call the Company to obtain information regarding the establishment of individual retirement plan accounts. Each plan's custodian charges nominal fees in connection with plan establishment and maintenance. These fees are detailed in the plan documents. You may wish to consult with your attorney or other tax advisor for specific advice concerning your tax status and plans.


194881.13
                                     -55-

      Exchange Privilege: Shareholders may exchange their shares for shares of any other series of the Company, provided the shares of the fund the shareholder is exchanging into are noticed for sale in the shareholder's state of residence. Each account must meet the minimum investment requirements (currently $1,000). Exchange Privilege Authorization Forms are available by calling the Company. Your special authorization form must have been completed and must be on file with the Transfer Agent. To make an exchange, an exchange order must comply with the requirements for a redemption or repurchase order and must specify the value or the number of shares to be exchanged. Your exchange will take effect as of the next determination of the Fund's NAV per share (usually at the close of business on the same day). The Transfer Agent will charge your account a $10.00 service fee each time you make such an exchange. The Company reserves the right to limit the number of exchanges or to otherwise prohibit or restrict shareholders from making exchanges at any time, without notice, should the Company determine that it would be in the best interest of its shareholders to do so. For tax purposes an exchange constitutes the sale of the shares of the Fund from which you are exchanging and the purchase of shares of the Fund into which you are exchanging. Consequently, the sale may involve either a capital gain or loss to the shareholder for federal income tax purposes. The exchange privilege is available only in states where it is legally permissible to do so.

                         General Information and History

      The Company is authorized to issue up to 500,000,000 shares of common stock, par value $0.01 per share, of which it has presently allocated 50,000,000 shares to each of the Funds. The Board of Directors can allocate the remaining authorized but unissued shares to any series of the Company, or may create additional series and allocate shares to such series. Each series is required to have a suitable investment objective, policies and restrictions, to maintain a separate portfolio of securities suitable to its purposes, and to generally operate in the manner of a separate investment company as required by the 1940 Act.

      If additional series were to be formed, the rights of existing series shareholders would not change, and the objective, policies and investments of each series would not be changed. A share of any series would continue to have a priority in the assets of that series in the event of a liquidation.

      The shares of each series when issued will be fully paid and nonassessable, will have no preference over other shares of the same series as to conversion, dividends, or retirement, and will have no preemptive rights. The shares of any series will be redeemable from the assets of that series at any time at a shareholder's request at the current NAV of that series

194881.13
                                     -56-
determined in accordance with the provisions of the 1940 Act and the rules thereunder. The Company's general corporate expenses (including administrative expenses) will be allocated among the series in proportion to net assets or as determined in good faith by the Board.

      The investment advisory fees payable to the Advisor by each Fund and the expense limitation guarantee formula of each Fund will be based upon the separate assets of each Fund. The shareholders of each of the Funds have the right to vote with respect to the investment advisor of such Fund, respectively.

      Voting and Control - Each outstanding share of the Company is entitled to one vote for each full share of stock and a fractional share of stock. All shareholders vote on matters which concern the corporation as a whole. Election of Directors or ratification of the auditor are examples of matters to be voted upon by all shareholders. The Company is not required to hold a meeting of shareholders each year. The Company intends to hold annual or special meetings when it is required to do so by the Maryland General Corporate Law or the 1940 Act. Shareholders have the right to call a meeting to consider the removal of one or more of the Directors and will be assisted in Shareholder communication in such matter. Each series shall vote separately on matters (1) when required by the General Corporation Law of Maryland, (2) when required by the 1940 Act and (3) when matters affect only the interest of the particular series. An example of a matter affecting only one series might be a proposed change in an investment restriction of one series. The shares will not have cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of directors can elect all of the directors if they choose to do so.

      Code of Ethics - The Company has adopted a Code of Ethics which imposes certain restrictions on the authority of portfolio managers and certain other personnel of the Company and the Advisor governing personal securities activities and investments of those persons and has instituted procedures to its Code of Ethics to require such investment personnel to report such activities to the compliance officer. The Code is reviewed and updated annually.

                                   Performance

      Current yield and total return are the two primary methods of measuring investment performance. Occasionally, however, a Fund may include its distribution rate in sales literature. Yield, in its simplest form, is the ratio of income per share derived from the Fund's portfolio investments to the current maximum offering price expressed in terms of percent. The yield is quoted on the basis of earnings after expenses have been deducted. Total return, on the other hand, is the total of all

194881.13
                                     -57-
income and capital gains paid to shareholders, assuming reinvestment of all distributions, plus (or minus) the change in the value of the original investment, expressed as a percentage of the purchase price. The distribution rate is the amount of distributions per share made by the Fund over a twelve-month period divided by the current maximum offering price.

      Generally, performance quotations by investment companies are subject to certain rules adopted by the Securities and Exchange Commission (the "Commission"). These rules require the use of standardized performance quotations, or alternatively, that every non-standardized performance quotation furnished by a Fund be accompanied by certain standardized performance information computed as required by the Commission. Current yield and total return quotations used by a Fund are based on the standardized methods of computing performance mandated by the Commission.

      Yield. As indicated below, current yield is determined by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the 30-day base period. According to the Commission formula:

                              6
            Yield = 2 [(a-b + 1) -1]
                      cd
where:

a   =       dividends and interest earned during the period.

b   =       expenses accrued for the period (net of
            reimbursements).

c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

d   =       the maximum offering price per share on the last day of
            the period.


      Total Return. The Funds' average annual total returns for the periods ended December 31, 1996 are as follows:


194881.13
                                     -58-

                         One-Year      Five-Year     Ten-Year         From
                          Period        Period        Period        Inception
                           Ended         Ended         Ended           to
       Fund Name         12/31/96      12/31/96      12/31/96       12/31/96

Value Fund                21.27%        15.91%          N/A          15.06%
International
  Equity Fund             16.98%        11.04%        8.97%*           N/A
Emerging Markets
  Fund                      N/A           N/A           N/A            N/A
E. European
  Equity Fund               N/A           N/A           N/A         48.93%**
Bond Fund                  7.51%          N/A           N/A          10.11%
E. European
  Debt Fund                 N/A           N/A           N/A            N/A


* Since July 6, 1990, when the International Equity Fund's current investment advisor was appointed and the Fund's investment objective was changed to its current status. Average annual total return of 3.71% for the ten-year period since January 1, 1987 includes that of the Fund's predecessor, the Tyndall-Newport Global Growth Fund (1/1/87- 7/6/90).

**    Unannualized return from inception through 12/31/96.

      As the following formula indicates, the average annual total return is determined by multiplying a hypothetical initial purchase order of $1,000 by the average annual compound rate of return (including capital appreciation/depreciation and dividends and distributions paid and reinvested) for the stated period less any fees charged to all shareholder accounts and annualizing the result. The calculation assumes the maximum sales load is deducted from the initial $1,000 purchase order and that all dividends and distributions are reinvested at the public offering price on the reinvestment dates during the period. The quotation assumes the account was completely redeemed at the end of each one-, five- and ten-year or since inception period and the deduction of all applicable charges and fees. According to the Commission formula:

                        n
                  P(1+T) = ERV

where:

P     =     a hypothetical initial payment of $1,000

T     =     average annual total return

n     =     number of years

194881.13
                                     -59-

ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year periods (or fractional portion thereof).

      Sales literature pertaining to a Fund may quote a distribution rate in addition to the yield or total return. The distribution rate is the amount of distributions per share made by the Fund over a twelve-month period divided by the current maximum offering price. The distribution rate differs from the yield because it measures what the Fund paid to shareholders rather than what the Fund earned from investments. It also differs from the yield because it may include dividends paid from premium income from option writing, if applicable, and short-term capital gains in addition to dividends from investment income. Under certain circumstances, such as when there has been a change in the amount of dividend payout, or a fundamental change in investment policies, it might be appropriate to annualize the distributions paid over the period such policies were in effect, rather than using the distributions paid during the past twelve months.

      Occasionally statistics may be used to specify a Fund's volatility or risk. Measures of volatility or risk are generally used to compare the Fund's NAV or performance relative to a market index. One measure of volatility is beta. Beta is the volatility of a Fund relative to the total market as represented by the Standard & Poor's 500 Stock Index. A beta of more than 1.00 indicates volatility greater than the market, and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of NAV or total return around an average, over a specified period of time. The premise is that greater volatility connotes greater risk undertaken in achieving performance.

      Sales literature referring to the use of a Fund as a potential investment for IRAs, Business Retirement Plans, and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.

      Regardless of the method used, past performance is not necessarily indicative of future results, but is an indication of the return to shareholders only for the limited historical period used.

Comparisons and Advertisements

      To help investors better evaluate how an investment in a Fund might satisfy their investment objective, advertisements regarding the Fund may discuss yield, total return, or Fund volatility as reported by various financial publications.

194881.13
                                     -60-

Advertisements may also compare yield, total return, or volatility (as calculated above) to yield, total return, or volatility as reported by other investments, indices, and averages. The following publications, indices, and averages may be used:

(a) Dow Jones Composite Average or its component averages - an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks (Dow Jones Utilities Average), and 20 transportation company stocks. Comparisons of performance assume reinvestment of dividends.

(b) Standard & Poor's 500 Stock Index or its component indices an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks, and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

(c) The New York Stock Exchange composite or component indices -unmanaged indices of all industrial, utilities, transportation, and finance stocks listed on the New York Stock Exchange.

(d) Wilshire 5000 Equity Index - represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

(e) Lipper - Mutual Fund Performance Analysis, Lipper - Fixed Income Analysis, and Lipper Mutual Fund Indices - measures total return and average current yield for the mutual fund industry. Ranks individual mutual fund performance over specified time periods assuming reinvestment of all distributions, exclusive of sales charges.

(f) CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. - analyzes price, current yield, risk, total return, and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

(g) Mutual Fund Source Book and other material, published by Morningstar, Inc. - analyzes price, yield, risk, and total return for equity funds.

(h)   Financial publications: Business Week, Changing Times,
Financial World, Forbes, Fortune, and Money magazines - rate fund performance over specified time periods.

(i) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of

194881.13
                                     -61-
change, over time, in the price of goods and services, in major expenditure groups.

(j) Standard & Poor's 100 Stock Index - an unmanaged index based on the price of 100 blue-chip stocks, including 92 industrials, one utility, two transportation companies, and 5 financial institutions. The S&P 100 Stock Index is a smaller more flexible index for option trading.

(k) Morgan Stanley Capital International EAFE Index - an arithmetic, market value-weighted average of the performance of over 1,100 securities on the stock exchanges of countries in Europe, Australia and the Far East.

(l) J.P. Morgan Traded Global Bond Index - is an unmanaged index of government bond issues and includes Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, The Netherlands, Spain, Sweden, United Kingdom and United States gross of withholding tax.

(m) Financial publications: Barron's, Financial Times, Investor's Business Daily, New York Times, and The Wall Street Journal - publications that rate fund performance over specified time periods.

(n) Morgan Stanley Capital International Emerging Markets Free Index - a market value-weighted average of the performance of approximately 900 securities traded on the stock exchanges of emerging markets throughout the world that are accessible to foreign investors.

(o) Nomura Research, Inc. Eastern Europe an Equity Index comprised of those equities which are traded on listed markets in Poland, the Czech Republic, Hungary and Slovakia (returns do not include dividends).

(p) Deutsche Morgan Grenfell Emerging Eastern Europe (DB-EEE Index) - an unmanaged index that tracks U.S. dollar total returns for 3-month fixed income instruments denominated in the local currencies of 12 emerging Eastern European debt markets (out of a potential investment universe of currently 28 countries). The DB-EEE's subindex for investment grade countries (EEE-IG) currently comprises the Czech Republic, Hungary, Poland, Estonia, Latvia and Slovakia.

      In assessing such comparisons of yield, return, or volatility, an investor should keep in mind that the composition of the investments in the reported indices and averages in not identical to a Fund's portfolio, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by the Fund to calculate its figures. In addition, there can be no

194881.13
                                     -62-
assurance that the Fund will continue its performance as compared to such other averages.

                              Financial Statements

      The books of each Fund will be audited at least once each year by Tait, Weller and Baker, of Philadelphia, PA, independent public accountants.


194881.13
                                     -63-

                                    APPENDIX


                      DESCRIPTION OF CORPORATE BOND RATINGS


MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") CORPORATE BOND
RATINGS:

Aaa - Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

      Moody's applies numerical modifiers 1,2 and 3 in the Aa and A rating categories. The modifier 1 indicates that the security ranks at a higher end of the rating category, modified 2 indicated a mid-range rating, and the modifier 3 indicates that the issue ranks at the lower end of the rating category.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e. they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements, their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good

194881.13
                                     -64-
and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


MOODY'S SHORT-TERM DEBT RATINGS:

      Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1 - Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics, lending market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well established access to range of financial markets and assured sources of alternate liquidity.

Prime-2 - Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.


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                                     -65-

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Prime 3 - Issuers rated Prime-3 (or supporting  institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.


STANDARD & POOR'S RATINGS GROUP CORPORATE BOND RATINGS:

AAA - Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation indicate an extremely strong capacity to pay principal and interest.

AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from highest rated issues only to a small degree.

      Plus(+) or Minus(-) - The ratings from AA to CCC may be modified by the addition of a plus or a minus sign, which shows relative standing within the major rating categories.

A - Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in the higher rated categories.

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in categories than for debt in higher rated categories.

BB, B, CCC, CC - Debt rated BB, B, CCC, and CC is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation which indicates BB the lowest degree of speculation and CC the highest degree of speculation. While such debt will have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

C - The rating C is reserved for income bonds on which no interest is being paid.

D - Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.




194881.13
                                     -66-

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Investment Advisor:           Vontobel USA Inc.
                              450 Park Ave.
                               New York, NY 10022


Distributor:                  Vontobel Fund Distributors,
                                a division of First Dominion Capital
                                Corp.
                              1500 Forest Ave., Suite 223
                               Richmond, VA 23229


Independent Auditors:         Tait, Weller & Baker
                               2 Penn Center Plaza
                              Suite 700
                             Philadelphia, PA 19102


Marketing Services:           For general information on the Funds and
                              marketing services, call the Distributor at (800) 527-9500 toll free.


Transfer Agent:               For account information, wire purchase
                              or redemptions, call or write to the
                              Fund's Transfer Agent:

                               Fund Services, Inc.
                              P.O. Box 26305
                             Richmond, VA 23260-6305
                            (800) 628-4077 Toll Free


More Information:             For 24-hour, 7-days-a-week price
-----------------
                              information call 1-800-527-9500.  For
                              information on any series of the
                              Company, investment plans, or other
                              shareholder services, call the Company
                              at 1-800-527-9500 during normal business
                              hours, or write the Company at 150
                              Forest Avenue, Suite 223, Richmond, VA
                              23229





194881.13
                                     -67-

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                              VONTOBEL FUNDS, INC.
1500 Forest Avenue, Suite 223 * P.O. Box 8687 * Richmond, Va. 23229
              (804) 285-8211  (800) 527-9500  Fax (804) 285-8251


August 19, 1997



Filing Desk
U.S. Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

      RE:   Vontobel Funds, Inc.
            File Number 2-78931
            Filed Pursuant to Rule 497(e)

Gentlemen:

      Transmitted herewith for electronic filing, please find enclosed, pursuant to Rule 497(e) a copy of the combined Statement of Additional Information (dated August 18, 1997) for Vontobel Funds, Inc. - which series consist of the Vontobel U.S. Value Fund, the Vontobel International Equity Fund, the Vontobel Emerging Markets Equity Fund, the Vontobel Eastern European Equity Fund, the Vontobel International Bond Fund and the Vontobel Eastern European Debt Fund.

Sincerely,



/s/ John Pasco, III
John Pasco, III
Chairman



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